Filed Pursuant to Rule 497(c)
                                              Registration File No.: 333-07613


TCW/DW
STRATEGIC
INCOME TRUST



PROSPECTUS
OCTOBER 1, 1996
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TCW/DW Strategic Income Trust (the "Fund") is an open-end, diversified management investment company, whose primary investment objective is a high level of current income. As a secondary objective, the Fund seeks to maximize total return. The Fund seeks to achieve its objectives by allocating under normal market conditions at least 30% of its investments to each of three distinct types of fixed-income securities (referred to herein as the "Asset Classes"): investment grade corporate fixed-income securities, mortgage-backed securities and high-yield ("junk") corporate fixed-income securities, including U.S. Dollar denominated foreign high yield fixed-income securities. Under normal market conditions, at least 65% of the Fund's total assets will be invested in income producing securities. See "Investment Objectives and Policies."



Initial Offering--Shares are being offered in an underwriting by Dean Witter Distributors Inc. at $10.00 per share with all proceeds going to the Fund. All expenses in connection with the organization of the Fund and this offering will be paid by Dean Witter InterCapital Inc. and the Underwriter except for a maximum of $250,000 of organizational expenses to be reimbursed by the Fund. The initial offering will run from approximately October 25, 1996 through November 21, 1996.

Continuous Offering--A continuous offering will commence approximately two weeks after the closing date (anticipated for November 26, 1996) of the initial offering. Shares of the Fund will be priced at the net asset value per share next determined following receipt of an order without imposition of a sales charge.

Repurchases and/or redemptions of shares are subject in most cases to a contingent deferred sales charge, scaled down from 5% to 1% of the amount redeemed, if made within six years of purchase, which charge will be paid to the Fund's Distributor, Dean Witter Distributors Inc. See "Repurchases and Redemptions--Contingent Deferred Sales Charge." In addition, the Fund pays the Distributor a Rule 12b-1 distribution fee pursuant to a Plan of Distribution at the annual rate of 0.75% of the average daily net assets of the Fund. See "Purchase of Fund Shares--Plan of Distribution."

TABLE OF CONTENTS


Prospectus Summary ....................................................      2

Summary of Fund Expenses ..............................................      3

The Fund and its Management ...........................................      4

Investment Objectives and Policies ....................................      4

  Risk Considerations and Investment Practices  .......................      6

Investment Restrictions ...............................................     11

Underwriting ..........................................................     12

Purchase of Fund Shares--Continuous Offering ..........................     12

Shareholder Services ..................................................     14

Repurchases and Redemptions ...........................................     15

Dividends, Distributions and Taxes ....................................     17

Performance Information ...............................................     17

Additional Information ................................................     18





This Prospectus sets forth concisely the information you should know before investing in the Fund. It should be read and retained for future reference. Additional information about the Fund is contained in the Statement of Additional Information, dated October 1, 1996, which has been filed with the Securities and Exchange Commission, and which is available at no charge upon request of the Fund at the address or telephone numbers listed on this page. The Statement of Additional Information is incorporated herein by reference.


Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, and the shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

         TCW/DW STRATEGIC INCOME TRUST
         Two World Trade Center
         New York, New York 10048
         (212) 392-2550 or
         (800) 869-NEWS (toll-free)

          Dean Witter Distributors Inc.
          Distributor

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PROSPECTUS SUMMARY
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THE                 The Fund is organized as a Trust, commonly known as a Massachusetts business trust, and is an open-end,
FUND                diversified management investment company investing primarily in a portfolio consisting of three distinct types of fixed-income securities: investment grade corporate fixed-income securities, mortgage-backed securities and high yield ("junk") corporate fixed-income securities, including U.S. Dollar denominated foreign high yield fixed-income securities.
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INITIAL             Shares of beneficial interest with $0.01 par value are being offered in an underwriting by Dean Witter
OFFERING            Distributors Inc. at $10.00 per share. The minimum purchase is 100 shares ($1,000). The initial offering will run approximately from October 25, 1996 through November 21, 1996. The closing will take place on November 26,
                    1996 or such other date as may be agreed upon by Dean Witter Distributors Inc. and the Fund (the "Closing
                    Date"). Shares will not be issued and dividends will not be declared by the Fund until after the Closing Date.
                    If any orders received during the initial offering period are accompanied by payment, such payment will be returned unless an accompanying request for investment in a Dean Witter money market fund is received at the time the payment is made. Investors should request and read the  money market fund prospectus prior to investing in the money market fund. Any purchase order may be cancelled at any time prior to the Closing Date
                    (see page 12).
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CONTINUOUS          A continuous offering will commence within approximately two weeks after completion of the initial
OFFERING            offering. During the continuous offering, the minimum initial investment will be $1,000 ($100 if the account is opened through EasyInvest (service mark) ); and the minimum subsequent investment will be $100
                    (see page 12).
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INVESTMENT          The primary investment objective of the Fund is a high level of current income; as a secondary objective,
OBJECTIVES          the Fund seeks to maximize total return (see page 4).
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MANAGER             Dean Witter Services Company Inc. (the "Manager"), a wholly-owned subsidiary of Dean Witter Intercapital
                    Inc. ("Intercapital"), is the Fund's manager. The Manager also serves as manager to thirteen other investment companies advised by TCW Funds Management, Inc. (the "TCW/DW Funds"). The Manager and InterCapital serve in various investment management, advisory, management and administrative capacities to a total of one hundred investment companies and other portfolios with assets of approximately $84.6 billion at August 31, 1996
                    (see page 4).
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ADVISER             TCW Funds Management, Inc. (the "Adviser") is the Fund's investment adviser. In addition to the Fund, the
                    Adviser serves as investment adviser to thirteen other TCW/DW Funds. As of August 31, 1996, the Adviser and its
                    affiliates had approximately $53 billion under management or committed to management in various fiduciary or advisory capacities, primarily institutional investors (see page 4).
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MANAGEMENT          The Manager receives a monthly fee at the annual rate of 0.36% of daily net assets. The Adviser receives a
AND ADVISORY        monthly fee at an annual rate of 0.24% of daily net assets (see page 4).
FEES
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DIVIDENDS           Dividends are declared and paid monthly. Capital gains distributions, if any, are paid at least once a year or are retained for reinvestment by the Fund. Dividends and capital gains distributions are automatically invested in additional shares at net asset value unless the shareholder elects to receive cash (see page 17).
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DISTRIBUTOR         Dean Witter Distributors Inc. (the "Distributor"). The Distributor receives from the Fund a distribution fee accrued daily and payable monthly at the rate of 0.75% per annum of the Fund's average daily net assets.
                    This fee compensates the Distributor for services provided in distributing shares of the Fund and for sales-
                    related expenses. The Distributor also receives the proceeds of any contingent deferred sales charges
                    (see pages 12 and 16).
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REDEMPTION--        Shares are redeemable by the shareholder at net asset value. An account may be involuntarily redeemed if
CONTINGENT          the total value of the account is less than $100 or, if the account was opened through EasyInvest (service
DEFERRED            mark), if after twelve months the shareholder has invested less than $1,000 in the account. Although no
SALES               commission or sales load is imposed upon the purchase of shares, a contingent deferred sales charge (scaled
CHARGE              down from 5% to 1%) is imposed on any redemption of shares if after such redemption the aggregate current value of an account with the Fund is less than the aggregate amount of the investor's purchase payments made during the six years preceding the redemption. However, there is no charge imposed on redemption of shares purchased through reinvestment of dividends or distributions (see page 16).




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RISK                The value of the Fund's portfolio securities, and therefore the net asset value of the Fund's shares, may
CONSIDERATIONS      increase or decrease due to various factors, principally changes in prevailing interest rates. Generally, a rise in interest rates will result in a decrease in net asset value, while a drop in interest rates will result in an increase in net asset value. In addition, the Fund's yield also will vary based on the yield of the
                    Fund's portfolio securities. Mortgage-backed securities have different characteristics than traditional debt securities primarily in that interest and principal payments are made more frequently, usually monthly, and principal may be prepaid at any time. These differences can result in significantly greater price and yield volatility than is the case with respect to traditional debt securities. Certain of the high yield, high risk fixed-income securities, including U.S. Dollar denominated foreign securities, in which the Fund may invest are subject to greater risk of loss of income and principal than the higher rated lower yielding fixed-income securities. The foreign securities and markets in which the Fund may invest pose different and generally greater risks than those risks customarily associated with domestic securities and markets including foreign tax rates and foreign securities exchange controls. The Fund may enter into repurchase agreements, reverse repurchase agreements and dollar rolls, may purchase securities on a when-issued and delayed delivery basis and may utilize certain investment techniques including options and futures which may be considered speculative in nature and may involve greater risks than those customarily assumed by other investment companies which do not invest in such instruments. Reverse repurchase agreements and dollar rolls involve leverage and are considered borrowings by the Fund. An investment in the Fund should not be considered a complete investment program and is not appropriate for all investors. Investors should carefully consider their ability to assume these risks and the risks outlined under the heading "Risk Considerations" and Investment Practices," before making an investment in the Fund (see pages 6-11).
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The above is qualified in its entirety by the detailed information appearing elsewhere in this Prospectus
               and in the Statement of Additional Information.

SUMMARY OF FUND EXPENSES
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   The following table illustrates all expenses and fees that a shareholder of the Fund will incur.

SHAREHOLDER TRANSACTION EXPENSES

Maximum Sales Charge Imposed on Purchases ............................................. None
Maximum Sales Charge Imposed on Reinvested Dividends .................................. None
Contingent Deferred Sales Charge
  (as a percentage of the lesser of original purchase price or redemption proceeds)  .. 5.0%

     A contingent deferred sales charge is imposed at the following declining rates:

YEAR SINCE PURCHASE PAYMENT MADE        PERCENTAGE
                                      --------------
First ............................... 5.0%
Second .............................. 4.0%
Third ............................... 3.0%
Fourth .............................. 2.0%
Fifth ............................... 2.0%
Sixth ............................... 1.0%
Seventh and thereafter .............. None

Redemption Fees ........................................................   None
Exchange Fee ...........................................................   None

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
Management and Advisory Fees+ ............................................ 0.60%
12b-1 Fees*+ ............................................................. 0.75%
Other Expenses+ .......................................................... 0.29%
Total Fund Operating Expenses**+ ......................................... 1.64%

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   * The 12b-1 fee is accrued daily and payable monthly, at an annual rate of 0.75% of the Fund's average daily net assets. A portion of the 12b-1 fee equal to 0.20% of the Fund's average daily net assets is characterized as a service fee within the meaning of National Association of Securities Dealers, Inc. ("NASD") guidelines and is a payment made to the selling broker for personal service and/or maintenance of shareholder accounts. The remainder of the 12b-1 fee is an asset based sales charge, and is a distribution fee paid to the Distributor to compensate it for the services provided and the expenses borne by the Distributor and others in the distribution of the Fund's shares (see "Purchase of Fund Shares").

   ** "Total Fund Operating Expenses," as shown above, is based upon the sum of the 12b-1 Fees, Management and Advisory Fees and estimated "Other Expenses," which may be incurred by the Fund in its initial full year of operations.

   + InterCapital has undertaken to assume all operating expenses (except for any 12b-1 fee, foreign taxes withheld and/or brokerage fees) and the Manager has agreed to waive the compensation provided for in its Management Agreement and/the Adviser has undertaken to waive the compensation provided for in its Advisory Agreement, until such time as the Fund has $50 million of net assets or until six months from the date of commencement of the Fund's operations, whichever occurs first. The fees and expenses disclosed above do not reflect the assumption of any expenses or the waiver of any compensation by InterCapital and/or the Adviser.





 EXAMPLE                                                                                              1 YEAR      3 YEARS
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You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2)
 redemption at the end of each time period: ......................................................     $67          $82
You would pay the following expenses on the same investment, assuming no redemption:  ............     $17          $52

   THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES OF THE FUND MAY BE GREATER OR LESS THAN THOSE SHOWN.


   The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. For a more complete description of these costs and expenses, see "The Fund and Its Management," "Plan of Distribution" and "Repurchases and Redemptions" in this Prospectus.


   Long-term shareholders of the Fund may pay more in sales charges including distribution fees than the economic equivalent of the maximum front-end sales charges permitted by the NASD.

THE FUND AND ITS MANAGEMENT
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   TCW/DW Strategic Income Trust (the "Fund") is an open-end, diversified management investment company. The Fund is a trust of the type commonly known as a "Massachusetts business trust" and was organized under the laws of Massachusetts on June 27, 1996.

   Dean Witter Services Company Inc. (the "Manager"), whose address is Two World Trade Center, New York, New York 10048, is the Fund's Manager. The Manager is a wholly-owned subsidiary of Dean Witter InterCapital Inc. ("InterCapital"). InterCapital is a wholly-owned subsidiary of Dean Witter, Discover & Co. ("DWDC"), a balanced financial services organization providing a broad range of nationally marketed credit and investment products.

   The Manager acts as manager to thirteen other TCW/DW Funds. The Manager and InterCapital serve in various investment management, advisory, management and administrative capacities to a total of one hundred investment companies, thirty of which are listed on the New York Stock Exchange, with combined assets of approximately $81.8 billion as of August 31, 1996. InterCapital also manages and advises portfolios of pension plans, other institutions and individuals which aggregated approximately $2.8 billion at such date.

   The Fund has retained the Manager to manage its business affairs, supervise its overall day-to-day operations (other than providing investment advice) and provide all administrative services.

   TCW Funds Management, Inc. (the "Adviser"), whose address is 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017, is the Fund's investment adviser. The Adviser was organized in 1987 as a wholly-owned subsidiary of The TCW Group, Inc. ("TCW"), whose subsidiaries, including Trust Company of the West and TCW Asset Management Company, provide a variety of trust, investment management and investment advisory services. Robert A. Day, who is Chairman of the Board of Directors of TCW, may be deemed to be a control person of the Adviser by virtue of the aggregate ownership by Mr. Day and his family of more than 25% of the outstanding voting stock of TCW. The Adviser serves as investment adviser to thirteen other TCW/DW Funds in addition to the Fund. As of August 31, 1996, the Adviser and its affiliated companies had approximately $53 billion under management or committed to management, primarily from institutional investors.

   The Fund has retained the Adviser to invest the Fund's assets.

   The Fund's Trustees review the various services provided by the Manager and the Adviser to ensure that the Fund's general investment policies and programs are being properly carried out and that administrative services are being provided to the Fund in a satisfactory manner.

   As full compensation for the services and facilities furnished to the Fund and for expenses of the Fund assumed by the Manager, the Fund pays the Manager monthly compensation calculated daily by applying the annual rate of 0.36% to the Fund's net assets. As compensation for its investment advisory services, the Fund pays the Adviser monthly compensation calculated daily by applying an annual rate of 0.24% to the Fund's net assets.

   The Fund's expenses include: the fees of the Manager and the Adviser; the fee pursuant to the Plan of Distribution (see "Purchase of Fund Shares"); taxes; legal, transfer agent, custodian and auditing fees; federal and state registration fees; and printing and other expenses relating to the Fund's operations which are not expressly assumed by the Manager or Adviser under their respective Agreements with the Fund. InterCapital has undertaken to assume all expenses (except for the Plan of Distribution fee and brokerage fees) and the Manager has undertaken to waive the compensation provided for in its Management Agreement, and the Adviser has undertaken to waive the compensation provided for in its Advisory Agreement, until such time as the Fund has $50 million of net assets or until six months from the date of commencement of operations, whichever occurs first.






INVESTMENT OBJECTIVES AND POLICIES
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   The primary investment objective of the Fund is a high level of current income. As a secondary objective, the Fund seeks to maximize total return. The investment objectives are fundamental and may not be changed without shareholder approval. There is no assurance that the objectives will be achieved.



   The Fund seeks to achieve its investment objectives by allocating under normal market conditions at least 30% of its investments to each of three distinct types of fixed-income securities (referred to herein as the "Asset Classes"): investment-grade corporate fixed-income securities, mortgage-backed securities and high yield ("junk") corporate fixed-income securities, including U.S. Dollar denominated foreign high yield fixed-income securities. Under normal market conditions, at least 65% of the Fund's total assets will be invested in income producing securities. The Adviser will adjust the Fund's assets on a quarterly basis to reflect any changes in the relative values of the Fund's portfolio securities. At times the Fund may have less than 30% invested in any one Asset Class due to market fluctuations or other changes in assets. If during a quarter there is a significant market development, or for other appropriate reasons, the Adviser may adjust the Fund's assets more frequently than quarterly.

   Generally, the Fund seeks to maintain a dollar-weighted average life of 6-9 years within each Asset Class. In addition, within each Asset Class, the Fund will not invest in any security which, at the time of purchase, has a remaining stated maturity greater than 15 years. While the dollar-weighted average life may represent the "expected" average life with respect to an Asset Class, the 15 year individual security maturity limitation is based upon mandatory payments (actual stated final maturity, and not the "expected" maturity). See also the discussion of average life and prepayment and extension risk with respect to mortgage-backed securities under "Risk Considerations and Investment Practices--Mortgage-Backed Securities."

   The three Asset Classes in which the Fund may invest are as follows:

INVESTMENT GRADE CORPORATE FIXED-INCOME SECURITIES

   The Fund will invest in corporate debt securities and preferred stock with investment grade ratings, which consist of securities which are rated at the time of purchase either Baa or better by Moody's or BBB or better by S&P or which, if unrated, are deemed to be of comparable quality by the Adviser.

   Investments in fixed-income securities rated either Baa by Moody's or BBB by S&P (the lowest credit ratings designated "investment grade") have speculative characteristics and, therefore, changes in economic conditions or other circumstances are more likely to weaken their capacity to make principal and interest payments than would be the case with investments in securities with higher credit ratings. If an investment grade fixed-income security held by the Fund meets the minimum rating requirements set forth above and is subsequently downgraded below such minimum requirement, or otherwise falls below investment grade, the Fund will sell such securities as soon as is practicable without undue market or tax consequences to the Fund.

MORTGAGE-BACKED SECURITIES

   The Fund may invest in fixed-rate and adjustable rate mortgage-backed securities which are issued or guaranteed by the United States Government, its agencies or instrumentalities or by private issuers which are rated either Aaa by Moody's or AAA by S&P or, if not rated, are determined to be of comparable quality by the Adviser. See also "Risk Considerations and Investment Practices--Mortgage-Backed Securities."


   There are currently three basic types of mortgage-backed securities: (i) those issued or guaranteed by the United States Government or one of its agencies or instrumentalities, such as the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC") (securities issued by GNMA, but not those issued by FNMA or FHLMC, are backed by the "full faith and credit" of the United States); (ii) those issued by private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by the United States Government or one of its agencies or instrumentalities; and (iii) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or mortgage-backed securities without a government guarantee but usually having some form of private credit enhancement. The aforementioned description of mortgage-backed securities in which the Fund may invest is intended to include collateralized mortgage obligations ("CMOs"), except as noted below.


   The Fund is prohibited from investing in the following types of mortgage-backed securities: (i) interest-only stripped mortgage-backed securities; (ii) principal-only stripped mortgage-backed securities; and
(iii) inverse floating rate CMOs.

   The mortgage pass-through securities in which the Fund may invest include those issued or guaranteed by GNMA, FNMA and FHLMC. GNMA certificates are direct obligations of the U.S. Government and, as such, are backed by the "full faith and credit" of the United States. FNMA is a federally chartered, privately owned corporation and FHLMC is a corporate instrumentality of the United States. FNMA and FHLMC certificates are not backed by the full faith and credit of the United States but the issuing agency or instrumentality has the right to borrow, to meet its obligations, from an existing line of credit with the U.S. Treasury. The U.S. Treasury has no legal obligation to provide such line of credit and may choose not to do so. Each of GNMA, FNMA and FHLMC guarantee timely distribution of interest to certificate holders. GNMA and FNMA also guarantee timely distribution of scheduled principal payments. FHLMC generally guarantees only the ultimate collection of principal of the underlying mortgage loans.

   The Fund may also invest in adjustable rate mortgage securities, which are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates.





   Collateralized Mortgage Obligations and Multiclass Pass-Through Securities. The Fund may invest in collateralized mortgage obligations or "CMOs." CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral is collectively hereinafter referred to as "Mortgage Assets"). Multiclass pass-through securities are equity interests in a trust composed of Mortgage Assets. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the United States Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. An issuer of CMOs may elect to be treated, for federal income tax purposes, as a Real Estate Mortgage Investment Conduit (a "REMIC"). An issuer of a CMO which does not elect to be treated as a REMIC will be taxable as a corporation under rules regarding taxable mortgage pools.

   In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. Certain CMOs may have variable or floating interest rates and others may be stripped (securities which provide only the principal or interest feature of the underlying security).

   The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-backed securities. As part of the process of creating more predictable cash flows on most of the tranches in a series of CMOs, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgage loans. As a result of the uncertainty of the cash flows of these tranches, market prices and yields may be more volatile than for other CMO tranches. The Fund will not invest in inverse floating rate CMOs and interest-only and principal-only stripped mortgage-backed securities.

   CMOs that are issued by private sector entities and are backed by assets lacking a guarantee of an entity having the credit status of a governmental agency or instrumentality are generally structured with one or more of the types of credit enhancement described below under "Risk Considerations and Investment Practices--Mortgage-Backed Securities."


   During temporary defensive periods when market conditions warrant reduction of some or all of the Fund's securities holdings (any reductions will be conducted pro rata across each Asset Class), the Fund may invest in short-term U.S. Treasury securities or other money market instruments. Under such circumstances the money market instruments in which the Fund may invest, in addition to short-term U.S. Treasury securities (bills, notes, bonds and zero coupons securities), are United States bank obligations, such as certificates of deposit; Eurodollar certificates of deposit; obligations of American savings institutions; and commercial paper of United States issuers rated within the two highest grades by Moody's or S&P or, if not rated, issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's.


HIGH YIELD ("JUNK") CORPORATE FIXED-INCOME SECURITIES


   The Fund will invest in high yield, high risk fixed-income securities rated either Ba or B by Moody's or BB or B by S&P or, if not rated, determined by the Adviser to be of comparable quality. The high yield, high risk fixed-income securities in this grouping may include both convertible and nonconvertible debt securities, preferred stock and U.S. Dollar denominated foreign corporate fixed-income securities. All foreign high yield, high risk fixed-income securities must be actually rated by either Moody's or S&P and may not exceed 10% of the Fund's total assets.


   Unrated domestic securities will be considered for investment by the Fund when the Adviser believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, makes them appropriate investments for the Fund. If a high yield fixed-income security meets the minimum rating requirements set forth above and is subsequently downgraded below such minimum requirements, the Fund will sell such securities as soon as is practicable without undue market or tax consequences to the Fund. A description of corporate bond ratings is contained in the Appendix.






   The ratings of fixed-income securities by Moody's and S&P are a generally accepted barometer of credit risk. However, as the creditworthiness of issuers of lower-rated fixed-income securities is more problematical than that of issuers of higher-rated fixed-income securities, the achievement of the Fund's investment objectives will be more dependent upon the Adviser's own credit analysis than would be the case with a mutual fund investing primarily in higher quality bonds. The Adviser will utilize a security's credit rating as simply one indication of an issuer's creditworthiness and will principally rely upon its own analysis of any security purchasable by the Fund for its portfolio.

   Investment by the Fund in U.S. Dollar denominated fixed-income securities issued by foreign issuers may involve certain risks not associated with U.S. issued securities. Those risks include the political or economic instability of the issuer or of the country of issue, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. In addition, there may be less publicly available information about a foreign company than about a domestic company. A more detailed description of the general risks of foreign issuers is contained in the Statement of Additional Information.

   The Fund will not invest 35% or more of its total assets in high yield/high risk corporate fixed-income securities. Under normal circumstances, the investment grade and high yield corporate fixed-income securities in which the Fund may invest will be allocated among at least four different industries. No single corporate issuer will represent more than 5% of the Fund's total assets.

RISK CONSIDERATIONS AND INVESTMENT PRACTICES

   Given the investment risks described below, an investment in shares of the Fund should not be considered a complete investment program and is not appropriate for all investors. Investors should carefully consider their ability to assume these risks before making an investment in the Fund.

   The net asset value of the Fund's shares will fluctuate with changes in the market value of the Fund's portfolio securities. The market value of the Fund's portfolio securities will increase or decrease due to a variety of economic, market or political factors which cannot be predicted. All fixed-income securities are subject to two types of risks: credit risk and interest rate risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they come due. Generally, higher yielding fixed-income securities are subject to credit risk to a greater extent than lower yielding fixed-income securities. Interest rate risk refers to the fluctuations in the net asset value of any portfolio of fixed-income securities resulting from the inverse relationship between price and yield of fixed-income securities; that is, when the general level of interest rates rises, the prices of outstanding fixed-income securities decline, and when interest rates fall, prices rise.


   Mortgage-Backed Securities. Mortgage-backed securities have certain different characteristics than traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. As a result, if the Fund purchases such a security at a premium, a prepayment rate that is faster than expected may reduce both the market value and the yield to maturity, while a prepayment rate that is slower than expected may have the opposite effect of increasing market value and yield to maturity. Alternatively, if the Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments may reduce, market value and yield to maturity.

   Mortgage-backed securities, like all fixed-income securities, generally decrease in value as a result of increases in interest rates. In addition, although generally the value of fixed-income securities increases during periods of falling interest rates and, as stated above, decreases during periods of rising interest rates, as a result of prepayments and other factors, this is not always the case with respect to mortgage-backed securities.


   Although the extent of prepayments on a pool of mortgage loans depends on various economic and other factors, as a general rule prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Accordingly, amounts available for reinvestment by the Fund are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates. Mortgage-backed securities generally decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.


   The average life of mortgage-backed securities is determined using mathematical models that incorporate prepayment assumptions and other factors that involve estimates of future economic and market conditions. These estimates may vary from actual future results, particularly during periods of extreme market volatility. In addition, under certain market conditions, such as those that developed in 1994, the average weighted life of mortgage-backed securities may not accurately reflect the price volatility of such securities. For example, in periods of supply and demand imbalances in the market for such securities and/or in periods of sharp interest rate movements, the prices of mortgage derivative securities may fluctuate to a greater extent than would be expected from interest rate movements alone.

   The Fund's investments in mortgage-backed securities also subject the Fund to extension risk. Extension risk is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively change a security which was considered short or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.





   CMOs issued by private entities are not U.S. Government securities and are not guaranteed by any government agency, although the Mortgage Assets underlying a CMO may be subject to a guarantee. Therefore, if the Mortgage Assets securing the CMO, as well as any third party credit support or guarantees, are insufficient to make payment, the holder could sustain a loss. Also, a number of different factors, including the extent of prepayment of principal of the Mortgage Assets, affect the availability of cash for principal payments by the CMO issuer on any payment date and, accordingly, affect the timing of principal payments on each CMO class.

   To lessen the effect of failure by obligors on the underlying Mortgage Assets to make payments, privately issued CMOs may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying Mortgage Assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying Mortgage Assets occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the Mortgage Assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price the Fund pays for a security.

   The ratings of mortgage-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying Mortgage Assets is better than expected.

   Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying Mortgage Assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such a security.

   High Yield/High Risk Securities. Because of the special nature of the Fund's investment in high yield securities, commonly known as "junk bonds," the Adviser must take account of certain special considerations in assessing the risks associated with such investments. It should be recognized that an economic downturn or increase in interest rates is likely to have a negative effect on the high yield bond market and on the value of the high yield securities held by the Fund, as well as on the ability of the securities' issuers to repay principal and interest on their borrowings.

   The prices of high yield securities have been found to be less sensitive to changes in prevailing interest rates than higher-rated investments, but are likely to be more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. If the issuer of a fixed-income security owned by the Fund defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and change can be expected to result in an increased volatility of market prices of high yield securities and a concomitant volatility in the net asset value of a share of the Fund. Moreover, the market prices of certain of the Fund's portfolio securities which are structured as zero coupon and payment-in-kind securities are affected to a greater extent by interest rate changes and thereby tend to be more volatile than securities which pay interest periodically and in cash (see "Dividends, Distributions and Taxes" for a discussion of the tax ramifications of investments in such securities).

   The secondary market for high yield securities may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. The limited liquidity of the market may also adversely affect the ability of the Fund's Trustees to arrive at a fair value for certain high yield securities at certain times and could make it difficult for the Fund to sell certain securities.

   New laws and proposed new laws may have a potentially negative impact on the market for high yield bonds. For example, present legislation requires federally-insured savings and loan associations to divest their investments in high yield bonds. This legislation and other proposed legislation may have an adverse effect upon the value of high yield securities and a concomitant negative impact upon the net asset value of a share of the Fund.

   Foreign Securities. Investment by the Fund of a portion of the high yield, high risk Asset Class in foreign securities may occasion risks relating to political and economic developments abroad, including the possibility of expropriations or confiscatory taxation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Foreign companies are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about such companies. Moreover, foreign companies are generally not subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies.






   Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Futhermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their American counterparts. Brokerage commissions, dealer concessions and other transaction costs may be higher in foreign markets than in the U.S. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlements of Fund trades effected in such markets. Inability to dispose of portfolio securities due to settlement delays could result in losses to the Fund due to subsequent declines in value of such securities and the inability of the Fund to make intended security purchases due to settlement problems could result in a failure of the Fund to make potentially advantageous investments. See also "High Yield/ High Risk Securities" above.

   Repurchase Agreements. The Fund may enter into repurchase agreements, which may be viewed as a type of secured lending by the Fund, and which typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures designed to minimize those risks. See the Statement of Additional Information for a further discussion of such investments.

   Reverse Repurchase Agreements and Dollar Rolls. The Fund may also use reverse repurchase agreements and dollar rolls as part of its investment strategy. Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise.

   The Fund may enter into dollar rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

   The Fund will establish a segregated account with its custodian bank in which it will maintain cash, U.S. Government securities or other liquid portfolio securities equal in value to its obligations in respect of reverse repurchase agreements and dollar rolls. Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. Reverse repurchase agreements and dollar rolls are speculative techniques involving leverage, and are considered borrowings by the Fund. Under the requirements of the Investment Company Act of 1940, as amended (the "Act"), the Fund is required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings. The Fund does not expect to engage in reverse repurchase agreements and dollar rolls with respect to greater than 25% of the Fund's total assets.

   Restricted Securities. The Fund may invest up to 5% of its net assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) These securities are generally referred to as private placements or restricted securities. Limitations on the resale of such securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering such securities for resale and the risk of substantial delays in effecting such registration.

   The Securities and Exchange Commission has adopted Rule 144A under the Securities Act, which permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Adviser, pursuant to procedures adopted by the Trustees of the Fund, will make a determination as to the liquidity of each such restricted security purchased by the Fund. If such Rule 144A security is determined to be "liquid," such security will not be included within the category "illiquid securities," which under current policy may not exceed 15% of the Fund's net assets. However, investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.






   When-Issued and Delayed Delivery Securities and Forward Commitments. From time to time, in the ordinary course of business, the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of the Fund's net asset value. See the Statement of Additional Information for a further discussion of such investments.

   When, As and If Issued Securities. The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization, leveraged buyout or debt restructuring. If the anticipated event does not occur and the securities are not issued, the Fund will have lost an investment opportunity. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. See the Statement of Additional Information for a further discussion of such investments.

   Zero Coupon Securities. A portion of the fixed-income securities purchased by the Fund may be zero coupon securities. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received on interest-paying securities if prevailing interest rates rise.

   A zero coupon security pays no interest to its holder during its life. Therefore, to the extent the Fund invests in zero coupon securities, it will not receive current cash available for distribution to shareholders. In addition, zero coupon securities are subject to substantially greater price fluctuations during periods of changing prevailing interest rates than are comparable securities which pay interest on a current basis. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.

   Lending of Portfolio Securities. Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Fund (subject to certain notice provisions described in the Statement of Additional Information), and are at all times secured by cash or money market instruments, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least the market value, determined daily, of the loaned securities. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, loans of portfolio securities will only be made to firms deemed by the Adviser to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. The Fund will not under any circumstances lend more than 25% of the value of its total assets.

   Common Stocks. The Fund may invest in common stocks in an amount up to 10% of its total assets in the circumstances described below when consistent with the Fund's investment objectives. The Fund may acquire common stocks when attached to or included in a unit with fixed-income securities, or when acquired upon conversion of fixed-income securities or upon exercise of warrants attached to fixed-income securities.


   For example, the Fund may purchase the common stock of companies involved in takeovers or recapitalizations where the issuer, or a controlling stockholder, has offered, or pursuant to a "going private" transaction is effecting, an exchange of its common stock for newly-issued fixed-income securities. By purchasing the common stock of the company issuing the fixed-income securities prior to the consummation of the transaction or exchange offer, the Fund will be able to obtain the fixed-income securities directly from the issuer at their face value, eliminating the payment of a dealer's mark-up otherwise payable when fixed-income securities are acquired from third parties, thereby increasing the net yield to the shareholders of the Fund. While the Fund will incur brokerage commissions in connection with its purchase of common stocks, it is anticipated that the amount of such commissions will be significantly less than the amount of such mark-up.


   Options and Futures Transactions. The Fund is permitted to enter into call and put options on its portfolio securities, including U.S. Government securities and mortgage-backed securities which are listed on several U.S. securities exchanges and are written in over-the-counter transactions ("OTC options"). Listed options are issued or guaranteed by the exchange on which they trade or by a clearing corporation such as the Options Clearing Corporation ("OCC"). OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund.

   The Fund is permitted to write covered call options on portfolio securities, without limit, in order to hedge against the decline in the value of a security (although such hedge is limited to the value of the premium received) and to close out long call option positions. The Fund may write covered put options, under which the Fund incurs an obligation to buy the security underlying the option from the purchaser of the put at the option's exercise price at any time during the option period, at the purchaser's election. The Fund may purchase listed and OTC call and put options in amounts equalling up to 5% of its total assets. The Fund may purchase call options only to close out a covered call position or to protect against an increase in the price of a security it anticipates purchasing. The Fund may purchase put options on securities which it holds in its portfolio only to protect itself against a decline in the value of the security. The Fund may also purchase put options to close out written put positions. There are no other limits on the Fund's ability to purchase call and put options.






   The Fund may purchase and sell financial futures contracts that are currently traded, or may in the future be traded, on U.S. commodity exchanges on such underlying fixed-income securities as U.S. Treasury bonds, notes, and bills, mortgage-backed securities ("interest rate" futures) and on such indexes of U.S. or foreign fixed-income securities as may exist or come into being, such as the Moody's Investment Grade Corporate Bond Index ("index" futures). The Fund will purchase or sell interest rate futures contracts for the purpose of hedging some or all of the value of its portfolio securities (or anticipated portfolio securities) against changes in prevailing interest rates. The Fund will purchase or sell index futures contracts for the purpose of hedging some or all of its portfolio (or anticipated portfolio) securities against changes in their prices.

   The Fund may also purchase and write call and put options on futures contracts which are traded on an exchange and enter into closing transactions with respect to such options to terminate an existing position. The Fund will purchase and write options on futures contracts for identical purposes to those set forth above for the purchase of a futures contract and the sale of a futures contract or to close out a long or short position in futures contracts.


   New futures contracts, options and other financial products and various combinations thereof continue to be developed. The Fund may invest in any such futures, options or products as may be developed, to the extent consistent with its investment objectives and applicable regulatory requirements.


   Risks of Options and Futures Transactions. The Fund may close out its position as writer of an option, or as a buyer or seller of a futures contract, only if a liquid secondary market exists for options or futures contracts of that series. There is no assurance that such a market will exist, particularly in the case of OTC options, as such options will generally only be closed out by entering into a closing purchase transaction with the purchasing dealer. Also, Exchanges may limit the amount by which the price of many futures contracts may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased.

   Futures contracts and options transactions may be considered speculative in nature and may involve greater risks than those customarily assumed by other investment companies which do not invest in such instruments. One such risk is that the Fund's Adviser could be incorrect in its expectations as to the direction or extent of various interest rate or price movements or the time span within which the movements take place. For example, if the Fund sold futures contracts for the sale of securities in anticipation of an increase in interest rates, and then interest rates went down instead, causing bond prices to rise, the Fund would lose money on the sale. Another risk which will arise in employing futures contracts to protect against the price volatility of portfolio securities is that the prices of securities and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities. See the Statement of Additional Information for further discussion of such risks.

PORTFOLIO MANAGEMENT


   The Fund's portfolio is actively managed by the Adviser with a view to achieving the Fund's investment objective. Philip A. Barach, Jeffrey E. Gundlach, Frederick H. Horton and Melissa V. Weiler, Managing Directors of the Adviser, and Bonnie N. Baha and Mark D. Senkpiel, Senior Vice Presidents of the Adviser, are the Fund's primary portfolio managers and have been so since the Fund's inception. Ms. Baha and Messrs. Barach and Gundlach have been portfolio managers with affiliates of the Adviser for over five years. Mr. Senkpiel joined the Adviser as a portfolio manager in 1996. Prior thereto, he was an Investment Director of Allstate Insurance Company (1985-1996). Mr. Horton has been a portfolio manager with affiliates of the Adviser since October, 1993. From June 1991 through September, 1993, he was Senior Portfolio Manager for Dewey Square Investors. Ms. Weiler has been a portfolio manager with affiliates of the Adviser since 1995, and prior thereto was a Vice President and Portfolio Manager of Crescent Capital Corporation, an investment adviser, with which she had been affiliated since 1992. Prior thereto, she was a Senior Investment Analyst at First Capital Holdings Corporation.


   In determining which securities to purchase for the Fund or hold in the Fund's portfolio, the Adviser will rely on information from various sources, including research, analysis and appraisals of brokers and dealers, including Dean Witter Reynolds Inc. ("DWR"), a broker-dealer affiliate of the Manager, and others regarding economic developments and interest rate trends, and the Adviser's own analysis of factors it deems relevant.

   Orders for transactions in portfolio securities and commodities are placed for the Fund with a number of brokers and dealers, including DWR. In addition, the Fund may incur brokerage commissions on transactions conducted through DWR. Under normal circumstances, it is not anticipated that the Fund's portfolio turnover rate will exceed 150% in any one year. The Fund will incur expenses commensurate with its portfolio turnover rate, and thus a higher level (over 100%) of portfolio transactions will increase the Fund's overall expenses. See "Dividends, Distributions and Taxes" for a discussion of the tax implications of the Fund's trading policy.

   Except as specifically noted, all investment policies and practices discussed above are not fundamental policies of the Fund and thus may be changed without shareholder approval.






INVESTMENT RESTRICTIONS
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   The investment restrictions listed below are among the restrictions which have been adopted by the Fund as fundamental policies. Under the Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the Act. For purposes of the following limitations: (i) all percentage limitations apply immediately after a purchase or initial investment, and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

   The Fund may not:

     1. Invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed by, the United States Government, its agencies or instrumentalities), except that the Fund may invest all or substantially all of its assets in another registered investment company having the same investment objectives and policies and substantially the same investment restrictions as the Fund (a "Qualifying Portfolio").

     2. Purchase more than 10% of all outstanding voting securities or more than 10% of any class of securities of any one issuer, except that the Fund may invest all or substantially all of its assets in a Qualifying Portfolio. For purposes of this restriction, all outstanding debt securities of an issuer are considered as one class and all preferred stocks of an issuer are considered as one class.

    3. Invest 25% or more of the value of its total assets in securities of issuers in any one industry except that the Fund will invest at least 25% of its total assets in mortgage-backed securities under normal market conditions. This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.


UNDERWRITING
------------------------------------------------------------------------

   Dean Witter Distributors Inc. (the "Underwriter") has agreed to purchase up to 10,000,000 shares from the Fund, which number may be increased or decreased in accordance with the Underwriting Agreement. The initial offering will run approximately from October 25, 1996 through November 21, 1996. The Underwriting Agreement provides that the obligation of the Underwriter is subject to certain conditions precedent and that the Underwriter will be obligated to purchase the shares on November 26, 1996, or such other date as may be agreed upon by the Underwriter and the Fund (the "Closing Date"). Shares will not be issued and dividends will not be declared by the Fund until after the Closing Date. For this reason, payment is not required to be made prior to the Closing Date. If any orders received during the initial offering period are accompanied by payment, such payment will be returned unless an accompanying request for investment in a Dean Witter money market fund is received at the time the payment is made. All such funds received and invested in a Dean Witter money market fund will be automatically invested in the Fund on the Closing Date without any further action by the investor. Any investor may cancel his or her purchase of Fund shares without penalty at any time prior to the Closing Date.

   The Underwriter will purchase shares from the Fund at $10.00 per share with all proceeds going to the Fund.

   The Underwriter shall, regardless of its expected underwriting commitment, be entitled and obligated to purchase only the number of shares for which purchase orders have been received by the Underwriter prior to 2:00 p.m., New York time, on the third business day preceding the Closing Date, or such other date as may be agreed to between the parties.

   The minimum number of Fund shares which may be purchased by any shareholder pursuant to this offering is 100 shares. Certificates for shares purchased will not be issued unless requested by the shareholder in writing.

PURCHASE OF FUND SHARES--CONTINUOUS OFFERING
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   Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Manager, will act as the Distributor of the Fund's shares during the Continuous Offering. Pursuant to a Distribution Agreement between the Fund and Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Manager, shares of the Fund are distributed by the Distributor and offered by DWR and other dealers (which may include TCW Brokerage Services, an affiliate of the Adviser) who have entered into selected broker-dealer agreements with the Distributor ("Selected Broker-Dealers"). The principal executive office of the Distributor is located at Two World Trade Center, New York, New York 10048.

   The minimum initial purchase is $1,000 and subsequent purchases of $100 or more may be made by sending a check, payable to TCW/DW Strategic Income Trust, directly to Dean Witter Trust Company (the "Transfer Agent") at P.O. Box 1040, Jersey City, NJ 07303, or by contacting an account executive of DWR or other Selected Broker-Dealer. The minimum initial purchase in the case of investments through EasyInvest, an automatic purchase plan (see "Shareholder Services"), is $100, provided that the schedule of automatic investments will result in investments totalling at least $1,000 within the first twelve months. In the case of investments pursuant to Systematic Payroll Deduction Plans (including Individual Retirement Plans), the Fund, in its discretion, may accept investments without regard to any minimum amounts which would otherwise be required if the Fund has reason to believe that additional investments will increase the investment in all accounts under such Plans to at least $1,000. Certificates for shares purchased will not be issued unless a request is made by the shareholder in writing to the Transfer Agent.






   Shares of the Fund are sold through the Distributor on a normal three business day settlement basis; that is, payment is due on the third business day (settlement date) after the order is placed with the Distributor. Since DWR and other Selected Broker-Dealers forward investors' funds on settlement date, they will benefit from the temporary use of the funds if payment is made prior thereto. As noted above, orders placed directly with the Transfer Agent must be accompanied by payment. Investors will be entitled to receive income dividends and capital gains distributions if their order is received by the close of business on the day prior to the record date for such dividends and distributions.

   The offering price will be the net asset value per share next determined following receipt of an order by the Transfer Agent (see "Determination of Net Asset Value"). While no sales charge is imposed at the time shares are purchased, a contingent deferred sales charge may be imposed at the time of redemption (see "Repurchases and Redemptions"). Sales personnel of a Selected Broker-Dealer are compensated for selling shares of the Fund at the time of their sale by the Distributor and/or Selected Broker-Dealer. In addition, some sales personnel of the Selected Broker-Dealer will receive various types of non-cash compensation or special sales incentives, including trips, educational and/or business seminars and merchandise. The Fund and the Distributor reserve the right to reject any purchase orders.

PLAN OF DISTRIBUTION

   The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Act (the "Plan"), under which the Fund pays the Distributor a fee, which is accrued daily and payable monthly, at an annual rate of 0.75% of the Fund's average daily net assets. This fee is treated by the Fund as an expense in the year it is accrued. A portion of the fee payable pursuant to the Plan, equal to 0.20% of the Fund's average daily net assets, is characterized as a service fee within the meaning of NASD guidelines. The service fee is a payment made for personal service and/or the maintenance of shareholder accounts.

   Amounts paid under the Plan are paid to the Distributor to compensate it for the services provided and the expenses borne by the Distributor and others in the distribution of the Fund's shares, including the payment of commissions for sales of the Fund's shares and compensation to and expenses of DWR account executives and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan to compensate DWR and other Selected Broker-Dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed distribution expenses.

   At any given time, the expenses in distributing shares of the Fund may be in excess of the total of (i) the payments made by the Fund pursuant to the Plan, and (ii) the proceeds of contingent deferred sales charges paid by investors upon the redemption of shares (see "Repurchases and Redemptions--Contingent Deferred Sales Charge"). For example, if $1 million in expenses in distributing shares of the Fund had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000.


   Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses or any requirement that the Plan be continued from year to year, such excess amount, if any, does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred but not yet recovered through distribution fees or contingent deferred sales charges, may or may not be recovered through future distribution fees or contingent deferred sales charges.

DETERMINATION OF NET ASSET VALUE

   The net asset value per share of the Fund is determined once daily at 4:00 p.m., New York time (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time), on each day that the New York Stock Exchange is open by taking the value of all assets of the Fund, subtracting all its liabilities, dividing by the number of shares outstanding and adjusting to the nearest cent. The net asset value per share will not be determined on Good Friday and on such other federal and non-federal holidays as are observed by the New York Stock Exchange.








   In the calculation of the Fund's net asset value: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange or other domestic stock exchange or quoted by NASDAQ is valued at its latest sale price on that exchange or quotation service (if there were no sales that day, the security is valued at the latest bid price); and (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest bid price. When market quotations are not readily available, including circumstances under which it is determined by the Adviser that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees. Dividends receivable are accrued as of the ex-dividend date or as of the time that the relevant ex-dividend date and amounts become known.

   Short-term debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees. Other short-term debt securities will be valued on a mark-to-market basis until such time as they reach a remaining maturity of 60 days, whereupon they will be valued at amortized cost using their value on the 61st day unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

   Certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations, in determining what the pricing service believes is the fair valuation of such portfolio securities.

SHAREHOLDER SERVICES
------------------------------------------------------------------------


   Automatic Investment of Dividends and Distributions. All income dividends and capital gains distributions are automatically paid in full and fractional shares of the Fund (or, if specified by the shareholder, any other TCW/DW
Fund), unless the shareholder requests that they be paid in cash. Shares so acquired are not subject to the imposition of a contingent deferred sales charge upon their redemption (see "Repurchases and Redemptions.")


   Investment of Dividends or Distributions Received in Cash. Any shareholder who receives a cash payment representing a dividend or capital gains distribution may invest such dividend or distribution at the net asset value per share next determined after receipt by the Transfer Agent, by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. Shares so acquired are not subject to the imposition of a contingent deferred sales charge upon their redemption (see "Repurchases and Redemptions").

   EasyInvest (Service Mark) . Shareholders may subscribe to EasyInvest, an automatic purchase plan which provides for any amount from $100 to $5,000 to be transferred automatically from a checking or savings account, on a semi-monthly, monthly or quarterly basis, to the Fund's Transfer Agent for investment in shares of the Fund. Shares purchased through EasyInvest will be added to the shareholder's existing account at the net asset value calculated the same business day the transfer of funds is effected. For further information or to subscribe to EasyInvest, shareholders should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent.

   Systematic Withdrawal Plan. A systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders who own or purchase shares of the Fund having a minimum value of $10,000 based upon the then current net asset value. The Withdrawal Plan provides for monthly or quarterly (March, June, September and December) checks in any dollar amount, not less than $25, or in any whole percentage of the account balance, on an annualized basis. Any applicable contingent deferred sales charge will be imposed on shares redeemed under the Withdrawal Plan (See "Repurchases and Redemptions--Contingent Deferred Sales Charge"). Therefore, any shareholder participating in the Withdrawal Plan will have sufficient shares redeemed from his or her account so that the proceeds (net of any applicable contingent deferred sales charge) to the shareholder will be the designated monthly or quarterly amount.

   Shareholders should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent for information about any of the above services.

   Tax Sheltered Retirement Plans. Retirement plans are available for use by corporations, the self-employed, Individual Retirement Accounts and Custodial Accounts under Section 403(b)(7) of the Internal Revenue Code. Adoption of such plans should be on advice of legal counsel or tax adviser.

   For further information regarding plan administration, custodial fees and other details, investors should contact their account executive or the Transfer Agent.






EXCHANGE PRIVILEGE

   The Fund makes available to its shareholders an "Exchange Privilege" allowing the exchange of shares of the Fund for shares of any other TCW/DW Fund sold with a contingent deferred sales charge ("CDSC Funds"), for shares of TCW/DW North American Government Income Trust, TCW/DW Income and Growth Fund, TCW/DW Balanced Fund and for shares of five money market funds for which InterCapital serves as investment manager: Dean Witter Liquid Asset Fund Inc., Dean Witter U.S. Government Money Market Trust, Dean Witter Tax-Free Daily Income Trust, Dean Witter California Tax-Free Daily Income Trust and Dean Witter New York Municipal Money Market Trust (the foregoing eight funds are hereinafter collectively referred to as the "Exchange Funds"). Exchanges may be made after the shares of the Fund acquired by purchase (not by exchange or dividend reinvestment) have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment.


   Shareholders utilizing the Fund's Exchange Privilege may subsequently reexchange such shares back to the Fund. However, no exchange privilege is available between the Fund and any other fund managed by the Manager or InterCapital, other than other TCW/DW Funds and the five money market funds listed above.


   An exchange to another CDSC Fund or to any Exchange Fund that is not a money market fund is on the basis of the next calculated net asset value per share of each fund after the exchange order is received. When exchanging into a money market fund from the Fund or any other TCW/DW Fund, shares of the Fund are redeemed out of the Fund at their next calculated net asset value and the proceeds of the redemption are used to purchase shares of the money market fund at their net asset value determined the following day. Subsequent exchanges between any of the money market funds and any TCW/DW Fund can be effected on the same basis. No contingent deferred sales charge ("CDSC") is imposed at the time of any exchange, although any applicable CDSC will be imposed upon ultimate redemption. During the period of time the shareholder remains in the Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired), the holding period (for the purpose of determining the rate of the CDSC) is frozen. If those shares are subsequently reexchanged for shares of a CDSC Fund, the holding period previously frozen when the first exchange was made resumes on the last day of the month in which shares of a CDSC Fund are reacquired. Thus, the CDSC is based upon the time (calculated as described above) the shareholder was invested in a CDSC Fund (see "Repurchases and Redemptions--Contingent Deferred Sales Charge"). However, in the case of shares of the Fund exchanged into an Exchange Fund, upon a redemption of shares which results in a CDSC being imposed, a credit (not to exceed the amount of the CDSC) will be given in an amount equal to the Exchange Fund 12b-1 distribution fees which are attributable to those shares. (Exchange Fund 12b-1 distribution fees are described in the prospectuses for those funds.)

   Purchases and exchanges should be made for investment purposes only. A pattern of frequent exchanges may be deemed by the Manager to be abusive and contrary to the best interests of the Fund's other shareholders and, at the Manager's discretion, may be limited by the Fund's refusal to accept additional purchases and/or exchanges from the investor. Although the Fund does not have any specific definition of what constitutes a pattern of frequent exchanges, and will consider all relevant factors in determining whether a particular situation is abusive and contrary to the best interests of the Fund and its other shareholders, investors should be aware that the Fund, each of the other TCW/DW Funds and each of the money market funds may in its discretion limit or otherwise restrict the number of times this Exchange Privilege may be exercised by any investor. Any such restriction will be made by the Fund on a prospective basis only, upon notice to the shareholder not later than ten days following such shareholder's most recent exchange. Also, the Exchange Privilege may be terminated or revised at any time by the Fund and/or any of such other TCW/DW Funds or money market funds for which shares of the Fund have been exchanged, upon such notice as may be required by applicable regulatory agencies. Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their account executive regarding restrictions on exchange of shares of the Fund pledged in the margin account.

   The current prospectus for each fund describes its investment objective(s) and policies, and shareholders should obtain a copy and examine it carefully before investing. Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within ninety days after the shares are purchased. The Exchange Privilege is only available in states where an exchange may legally be made.

   If DWR or another Selected Broker-Dealer is the current dealer of record and its account numbers are part of the account information, shareholders may initiate an exchange of shares of the Fund for shares of any of the money market funds for which the Exchange Privilege is available pursuant to this Exchange Privilege by contacting their DWR or other Selected Broker-Dealer account executive (no Exchange Privilege Authorization Form is required). Other shareholders (and those shareholders who are clients of DWR or another Selected Broker-Dealer but who wish to make exchanges directly by writing or telephoning the Transfer Agent) must complete and forward to the Transfer Agent an Exchange Privilege Authorization Form, copies of which may be obtained from the Transfer Agent, to initiate an exchange. If the Authorization Form is used, exchanges may be made in writing or by contacting the Transfer Agent at (800) 869-NEWS (toll-free). The Fund will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. Such procedures include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number and DWR or other Selected Broker-Dealer account number (if any). Telephone instructions will also be recorded. If such procedures are not employed, the Fund may be liable for any losses due to unauthorized or fraudulent instructions.

   Telephone exchange instructions will be accepted if received by the Transfer Agent between 9:00 a.m. and 4:00 p.m. New York time, on any day the New York Stock Exchange is open. Any shareholder wishing to make an exchange who has previously filed an Exchange Privilege Authorization Form and who is unable to reach the Fund by telephone should contact his or her DWR or other Selected Broker-Dealer account executive, if appropriate, or make a written exchange request. Shareholders are advised that during periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case in the past with other funds managed by the Manager.

   Shareholders should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent for further information about the Exchange Privilege.







REPURCHASES AND REDEMPTIONS
----------------------------------------------------------------------

   Repurchase. DWR and other Selected Dealers are authorized to repurchase shares represented by a share certificate which is delivered to any of their offices. Shares held in a shareholder's account without a share certificate may also be repurchased by DWR and other Selected Broker-Dealers upon the telephonic or telegraphic request of the shareholder. The repurchase price is the net asset value per share next computed (see "Purchase of Fund Shares") after such repurchase order is received by DWR or other Selected Broker-Dealer, reduced by any applicable CDSC (see below).

   The CDSC, if any, will be the only fee imposed by the Fund, the Distributor, DWR or other Selected Broker-Dealer. The offers by DWR and other Selected Broker-Dealers to repurchase shares may be suspended without notice by them at any time. In that event, shareholders may redeem their shares through the Fund's Transfer Agent as set forth below under "Redemption."

   Redemption. Shares of the Fund can be redeemed for cash at any time at the net asset value per share next determined; however, such redemption proceeds will be reduced by the amount of any applicable contingent deferred sales charge (see below). If shares are held in a shareholder's account without a share certificate, a written request for redemption to the Fund's Transfer Agent at P.O. Box 983, Jersey City, NJ 07303 is required. If certificates are held by the shareholder, the shares may be redeemed by surrendering the certificates with a written request for redemption along with any additional documentation required by the Transfer Agent.

   Contingent Deferred Sales Charge. Shares of the Fund which are held for six years or more after purchase (calculated from the last day of the month in which the shares were purchased) will not be subject to any charge upon redemption. Shares redeemed sooner than six years after purchase may, however, be subject to a charge upon redemption. This charge is called a "contingent deferred sales charge" ("CDSC"), which will be a percentage of the dollar amount of shares redeemed and will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The size of this percentage will depend upon how long the shares have been held, as set forth in the table below:

                                CONTINGENT DEFERRED
         YEAR SINCE              SALES CHARGE AS A
          PURCHASE             PERCENTAGE OF AMOUNT
        PAYMENT MADE                 REDEEMED
---------------------------  -----------------------
First ......................           5.0%
Second .....................           4.0%
Third ......................           3.0%
Fourth .....................           2.0%
Fifth ......................           2.0%
Sixth ......................           1.0%
Seventh and thereafter  ....           None

   A CDSC will not be imposed on: (i) any amount which represents an increase in value of shares purchased within the six years preceding the redemption;
(ii) the current net asset value of shares purchased more than six years prior to the redemption; and (iii) the current net asset value of shares purchased through reinvestment of dividends or distributions. Moreover, in determining whether a CDSC is applicable it will be assumed that amounts described in (i), (ii) and (iii) above (in that order) are redeemed first.

   In addition, the CDSC, if otherwise applicable, will be waived in the case of:

   (1) redemptions of shares held at the time a shareholder dies or becomes
disabled, only if the shares are:   (a) registered either in the name of an
individual shareholder (not a trust), or in the names of such shareholder and
his or her spouse as joint tenants with right of survivorship; or   (b) held
in a qualified corporate or self-employed retirement plan, Individual Retirement Account ("IRA") or Custodial Account under Section 403(b)(7) of the Internal Revenue Code ("403(b) Custodial Account"), provided in either case that the redemption is requested within one year of the death or initial determination of disability;


   (2) redemptions in connection with the following retirement plan
distributions:   (a) lump-sum or other distributions from a qualified
corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age
59 1/2);   (b) distributions from an IRA or 403(b) Custodial Account following attainment of age 59 1/2; or (c) a tax-free return of an excess contribution to an IRA; and


   (3) all redemptions of shares held for the benefit of a participant in a corporate or self-employed retirement plan qualified under Section 401(k) of the Internal Revenue Code which offers investment companies managed by the Manager or its parent, Dean Witter InterCapital Inc., as self-directed investment alternatives and for which Dean Witter Trust Company, an affiliate of the Manager, serves as recordkeeper or Trustee ("Eligible 401(k) Plan"),
provided that either:   (a) the plan continues to be an Eligible 401(k) Plan
after the redemption; or   (b) the redemption is in connection with the
complete termination of the plan involving the distribution of all plan assets to participants.

   With reference to (1) above, for the purpose of determining disability, the Distributor utilizes the definition of disability contained in Section 72(m)(7) of the Internal Revenue Code, which relates to the inability to engage in gainful employment. With reference to (2) above, the term "distribution" does not encompass a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee. All waivers will be granted only following receipt by the Distributor of confirmation of the shareholder's entitlement.

   Payment for Shares Redeemed or Repurchased. Payment for shares presented for repurchase or redemption will be made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request in good order. Such payment may be postponed or the right of redemption suspended under unusual circumstances e.g., when normal trading is not taking place on the New York Stock Exchange. If the shares to be redeemed have recently been purchased by check, payment of the redemption proceeds may be delayed for the minimum time needed to verify that the check used for investment has been honored (not more than fifteen days from the time of receipt of the check by the Transfer Agent). Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their account executive regarding restrictions on redemption of shares of the Fund pledged in the margin account.

   Reinstatement Privilege. A shareholder who has had his or her shares repurchased or redeemed and has not previously exercised this reinstatement privilege may, within thirty days after the date of the repurchase or redemption, reinstate any portion or all of the proceeds of such repurchase or redemption in shares of the Fund at net asset value next determined after a reinstatement request, together with the proceeds, is received by the Transfer Agent and receive a pro-rata credit for any CDSC paid in connection with such repurchase or redemption.

   Involuntary Redemption. The Fund reserves the right, on sixty days' notice, to redeem, at their net asset value, the shares of any shareholder (other than shares held in an Individual Retirement Account or Custodial Account under Section 403(b)(7) of the Internal Revenue Code) whose shares due to redemptions by the shareholder have a value of less than $100 or such lesser amount as may be fixed by the Trustees or, in the case of an account opened through EasyInvest, if after twelve months the shareholder has invested less than $1,000 in the account. However, before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares is less than the applicable amount and allow him or her sixty days to make an additional investment in an amount which will increase the value of his or her account to at least the applicable amount before the redemption is processed. No CDSC will be imposed on any involuntary redemption.

DIVIDENDS, DISTRIBUTIONS AND TAXES
------------------------------------------------------------------------

   Dividends and Distributions. The Fund intends to declare and pay monthly income dividends and to distribute net short-term and net long-term capital gains, if any, at least once each year. The Fund may, however, determine to retain all or part of any net long-term capital gains in any year for reinvestment.

   All dividends and any capital gains distributions will be paid in additional Fund shares and automatically credited to the shareholder's account without issuance of a share certificate unless the shareholder requests in writing that all dividends and/or distributions be paid in cash. (See "Shareholder Services--Automatic Investment of Dividends and
Distributions.")

   Taxes. Because the Fund intends to distribute all of its net investment income and capital gains to shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, it is not expected that the Fund will be required to pay any federal income tax.


   With respect to the Fund's investments in zero coupon and payment-in-kind bonds, the Fund accrues income prior to any actual cash payments by their issuers. In order to continue to comply with Subchapter M of the Internal Revenue Code and remain able to forego payment of federal income tax on its income and capital gains, the Fund must distribute all of its net investment income, including income accrued from zero coupon and payment-in-kind bonds. As such, the Fund may be required to dispose of some of its portfolio securities under disadvantageous circumstances to generate the cash required for distribution.


   Shareholders who are required to pay taxes on their income will normally have to pay federal income taxes, and any state income taxes, on the dividends and distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or net short-term capital gains, are taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash. Any dividends declared with a record date in the last quarter of any calendar year which are paid in the following year prior to February 1 will be deemed received by the shareholder in the prior calendar year. Since the Fund's income is expected to be derived primarily from interest rather than dividends, only a small portion, if any, of such dividends and distributions is expected to be eligible for the Federal dividends received deduction available to corporations.

   Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Capital gains distributions are not eligible for the dividends received deduction. Capital gains may be generated by transactions in options and futures contracts engaged in by the Fund.

   Dividends, interest and gains received by the Fund may give rise to withholding and other taxes imposed by foreign countries. If it qualifies for and has made the appropriate election with the Internal Revenue Service, the Fund will report annually to its shareholders the amount per share of such taxes, to enable shareholders to claim United States foreign tax credits or deductions with respect to such taxes. In the absence of such an election, the Fund would deduct foreign tax in computing the amount of its distributable income.

   After the end of the calendar year, shareholders will be sent full information on their dividends and capital gains distributions for tax purposes. To avoid being subject to a 31% federal backup withholding tax on taxable dividends, capital gains distributions and the proceeds of redemptions and repurchases, shareholders' taxpayer identification numbers must be furnished and certified as to their accuracy.

   Shareholders should consult their tax advisers as to the applicability of the foregoing to their current situation.





PERFORMANCE INFORMATION
------------------------------------------------------------------------

   From time to time the Fund may quote its "yield" and/or its "total return" in advertisements and sales literature. Both the yield and the total return of the Fund are based on historical earnings and are not intended to indicate future performance. The yield of the Fund is computed by dividing the Fund's net investment income over a 30-day period by an average value (using the average number of shares entitled to receive dividends and the net asset value per share at the end of the period), all in accordance with applicable regulatory requirements. Such amount is compounded for six months and then annualized for a twelve-month period to derive the Fund's yield.

   The "average annual total return" of the Fund refers to a figure reflecting the average annualized percentage increase (or decrease) in the value of an initial investment in the Fund of $1,000 over the life of the Fund. Average annual total return reflects all income earned by the Fund, any appreciation or depreciation of the Fund's assets and all expenses incurred by the Fund, for the stated periods. It also assumes reinvestment of all dividends and distributions paid by the Fund.

   In addition to the foregoing, the Fund may advertise its total return over different periods of time by means of aggregate, average, and year-by-year or other types of total return figures. Such calculations may or may not reflect the deduction of the contingent deferred sales charge which, if reflected, would reduce the performance quoted. The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in shares of the Fund. The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by independent organizations (such as mutual fund performance rankings of Lipper Analytical Services, Inc.).

ADDITIONAL INFORMATION
------------------------------------------------------------------------

   Voting Rights. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges.

   The Fund is not required to hold Annual Meetings of Shareholders and, in ordinary circumstances, the Fund does not intend to hold such meetings. The Trustees may call Special Meetings of Shareholders for action by shareholder vote as may be required by the Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by action of the Trustees or by the shareholders.

   Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that Fund obligations include such disclaimer, and provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitation on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

   Code of Ethics. The Adviser is subject to a Code of Ethics with respect to investment transactions in which the Adviser's officers, directors and certain other persons have a beneficial interest to avoid any actual or potential conflict or abuse of their fiduciary position. The Code of Ethics, as it pertains to the TCW/DW Funds, contains several restrictions and procedures designed to eliminate conflicts of interest including: (a) pre-clearance of personal investment transactions to ensure that personal transactions by employees are not being conducted at the same time as the Adviser's clients; (b) quarterly reporting of personal securities transactions; (c) a prohibition against personally acquiring securities in an initial public offering, entering into uncovered short sales and writing uncovered options; (d) a seven day "blackout period" prior or subsequent to a TCW/DW Fund transaction during which portfolio managers are prohibited from making certain transactions in securities which are being purchased or sold by a TCW/DW Fund; (e) a prohibition, with respect to certain investment personnel, from profiting in the purchase and sale, or sale and purchase, of the same (or equivalent) securities within 60 calendar days; and (f) a prohibition against acquiring any security which is subject to firm wide or, if applicable, a department restriction of the Adviser. The Code of Ethics provides that exemptive relief may be given from certain of its requirements, upon application. The Adviser's Code of Ethics complies with regulatory requirements and, insofar as it relates to persons associated with registered investment companies, the 1994 Report of the Advisory Group on Personal Investing of the Investment Company Institute.

   Master/Feeder Conversion. The Fund reserves the right to seek to achieve its investment objective by investing all of its investable assets in a diversified, open-end management investment company having the same investment objective and policies and substantially the same investment restrictions as those applicable to the Fund. Such investment would be made only if the Trustees of the Fund believe that to do so would be in the best interests of the Fund and its shareholders.

   Shareholder Inquiries. All inquiries regarding the Fund should be directed to the Fund at the telephone numbers or address set forth on the front cover of this Prospectus.

APPENDIX
-----------------------------------------------------------------------------

RATINGS OF CORPORATE DEBT INSTRUMENTS
MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")

                                 BOND RATINGS

 Aaa         Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa           Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A            Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa          Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

             Bonds rated Aaa, Aa, A and Baa are considered investment grade bonds.

Ba           Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured.
             Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

B            Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa          Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca           Bonds which are rated Ca present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C            Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

   Rating Refinements: Moody's may apply numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its municipal bond security rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and a modifier 3 indicates that the issue ranks in the lower end if its generic rating category.

                           COMMERCIAL PAPER RATINGS

   Moody's Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. The ratings apply to Municipal Commercial Paper as well as taxable Commercial Paper. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime-1, Prime-2, Prime-3.

   Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 have a strong capacity for repayment of short-term promissory obligations; and Issuers rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S CORPORATION ("STANDARD & POOR'S")

                                 BOND RATINGS

   A Standard & Poor's bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

   The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings are based, in varying degrees, on the following considerations:
(1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and
(3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

   Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

AAA        Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA         Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

A          Debt rated "A" has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB        Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

           Bonds rated AAA, AA, A and BBB are considered investment grade bonds.

BB         Debt rated "BB" has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity or willingness to pay interest and repay principal.

B          Debt rated "B" has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

CCC        Debt rated "CCC" has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

CC         The rating "CC" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC"
           rating.

C          The rating "C" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC"
           rating.

Cl         The rating "Cl" is reserved for income bonds on which no interest is being paid.

NR         Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that
           Standard & Poor's does not rate a particular type of obligation as a matter of policy.

           Debt rated "BB", "B", "CCC", "CC" and "C" are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

           Plus (+) or minus (-): The rating from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major ratings categories.

                           COMMERCIAL PAPER RATINGS

   Standard and Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based upon current information furnished by the issuer or obtained by S&P from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information. Ratings are graded into group categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The categories are as follows:

   Issues assigned A ratings are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2, and 3 to indicate the relative degree of safety.

A-1      indicates that the degree of safety regarding timely payment is very strong.

A-2      indicates capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1".

A-3      indicates a satisfactory capacity for timely payment. Obligations carrying this designation are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

TCW/DW STRATEGIC INCOME TRUST
Two World Trade Center
New York, New York 10048

TRUSTEES
John C. Argue
Richard M. DeMartini
Charles A. Fiumefreddo
John R. Haire
Dr. Manuel H. Johnson
Thomas E. Larkin, Jr.
Michael E. Nugent
John L. Schroeder
Marc I. Stern

OFFICERS
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Thomas E. Larkin, Jr.
President


Sheldon Curtis
Vice President, Secretary and
General Counsel

Bonnie N. Baha
Vice President

Philip A. Barach
Vice President

Jeffrey E. Gundlach
Vice President

Frederick H. Horton
Vice President

Mark D. Senkpiel
Vice President

Melissa V. Weiler
Vice President

Thomas F. Caloia
Treasurer

CUSTODIAN
The Bank of New York
90 Washington Street
New York, New York 10286

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
Dean Witter Trust Company
Harborside Financial Center
Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036


MANAGER
Dean Witter Services Company Inc.


ADVISER
TCW Funds Management, Inc.

                                                                        TCW/DW
                                                              STRATEGIC INCOME
                                                                         TRUST

STATEMENT OF ADDITIONAL INFORMATION


October 1, 1996
-----------------------------------------------------------------------------

   TCW/DW Strategic Income Trust (the "Fund") is an open-end, diversified management investment company, whose primary investment objective is a high level of current income. As a secondary objective, the Fund seeks to maximize total return. The Fund seeks to achieve its investment objective by allocating under normal market conditions at least 30% of its investments to each of three distinct types of fixed-income securities: investment grade corporate fixed-income securities, mortgage-backed securities and high yield ("junk") corporate fixed-income securities including U.S. Dollar denominated foreign high yield fixed-income securities. Under normal market conditions at least 65% of the Fund's total assets will be invested in income producing securities. See "Investment Objectives and Policies" in the Prospectus.

   A Prospectus for the Fund dated October 1, 1996, which provides basic information you should know before investing in the Fund, may be obtained without charge from the Fund at the address or telephone numbers listed below or from the Fund's Distributor, Dean Witter Distributors Inc., or from Dean Witter Reynolds Inc. at any of its branch offices. This Statement of Additional Information is not a Prospectus. It contains information in addition to and more detailed than that set forth in the Prospectus. It is intended to provide additional information regarding the activities and operations of the Fund, and should be read in conjunction with the Prospectus.


TCW/DW Strategic Income Trust
Two World Trade Center
New York, New York 10048
(212) 392-2550 or
(800) 869-NEWS (toll-free)

TABLE OF CONTENTS
-----------------------------------------------------------------------------


 The Fund and its Management ..........   3
Trustees and Officers ................    6
Investment Practices and Policies  ...   12
Investment Restrictions ..............   26
Portfolio Transactions and Brokerage     27
Underwriting .........................   28
The Distributor ......................   29
Shareholder Services .................   31
Repurchases and Redemptions ..........   35
Dividends, Distributions and Taxes  ..   37
Performance Information ..............   37
Description of Shares ................   38
Custodian and Transfer Agent .........   38
Independent Accountants ..............   39
Reports to Shareholders ..............   39
Legal Counsel ........................   39
Experts ..............................   39
Registration Statement ...............   39
Statement of Assets and Liabilities  .   40

THE FUND AND ITS MANAGEMENT
-----------------------------------------------------------------------------

THE FUND

   The Fund is a trust of the type commonly known as a "Massachusetts business trust" and was organized under the laws of the Commonwealth of Massachusetts on June 27, 1996. The Fund is one of the TCW/DW Funds, which currently consist, in addition to the Fund, of TCW/DW Core Equity Trust, TCW/DW Small Cap Growth Fund, TCW/DW North American Government Income Trust, TCW/DW Latin American Growth Fund, TCW/DW Term Trust 2002, TCW/DW Income and Growth Fund, TCW/DW Term Trust 2003, TCW/DW Balanced Fund, TCW/DW Term Trust 2000, TCW/DW Emerging Markets Opportunities Trust, TCW/DW Total Return Trust, TCW/DW Mid-Cap Equity Trust and TCW/DW Global Telecom Trust.

THE MANAGER

   Dean Witter Services Company Inc. (the "Manager"), a Delaware corporation, whose address is Two World Trade Center, New York, New York 10048, is the Fund's Manager. The Manager is a wholly-owned subsidiary of Dean Witter InterCapital Inc. ("InterCapital"), a Delaware corporation. InterCapital is a wholly-owned subsidiary of Dean Witter, Discover & Co. ("DWDC"), a Delaware corporation. In an internal reorganization which took place in January, 1993, InterCapital assumed the management, administrative and investment advisory activities previously performed by the InterCapital Division of Dean Witter Reynolds Inc. ("DWR"), a broker-dealer affiliate of the Manager. (As hereinafter used in this Statement of Additional Information, the term "InterCapital" refers to DWR's InterCapital Division prior to the internal reorganization and to Dean Witter InterCapital Inc. thereafter). The daily management of the Fund is conducted by or under the direction of officers of the Fund and of the Manager and Adviser (see below), subject to review by the Fund's Board of Trustees. In addition, Trustees of the Fund may provide guidance on economic factors and interest rate trends. Information as to these Trustees and officers is contained under the caption "Trustees and Officers."

   Pursuant to a management agreement (the "Management Agreement") with the Manager, the Fund has retained the Manager to manage the Fund's business affairs, supervise the overall day-to-day operations of the Fund (other than rendering investment advice) and provide all administrative services to the Fund. Under the terms of the Management Agreement, the Manager also maintains certain of the Fund's books and records and furnishes, at its own expense, such office space, facilities, equipment, supplies, clerical help and bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, statements of additional information, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent accountants and attorneys is, in the opinion of the Manager, necessary or desirable). In addition, the Manager pays the salaries of all personnel, including officers of the Fund, who are employees of the Manager. The Manager also bears the cost of the Fund's telephone service, heat, light, power and other utilities.

   As full compensation for the services and facilities furnished to the Fund and expenses of the Fund assumed by the Manager, the Fund pays the Manager monthly compensation calculated daily by applying the annual rate of 0.36% to the daily net assets of the Fund determined as of the close of each business day. While the total fees payable under the Management Agreement and the Advisory Agreement (described below) are higher than that paid by most other investment companies for similar services, the Board of Trustees determined that the total fees payable under the Management Agreement and the Advisory Agreement (described below) are reasonable in relation to the scope and quality of services to be provided thereunder. In this regard, in evaluating the Management Agreement and the Advisory Agreement, the Board of Trustees recognized that the Manager and the Adviser had, pursuant to an agreement described under the section entitled "The Adviser," agreed to a division as between themselves of the total fees necessary for the management of the business affairs of and the furnishing of investment advice to the Fund. Accordingly, in reviewing the Management Agreement and Advisory Agreement, the Board viewed as most significant the question as to whether the total fees payable under the Management and Advisory Agreements were in the aggregate reasonable in relation to the services to be provided thereunder.

   The Management Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Manager is not liable to the Fund or any of its investors for any act or omission by the Manager or for any losses sustained by the Fund or its investors. The Management Agreement in no way restricts the Manager from acting as manager to others.

   InterCapital has undertaken to assume all Fund expenses (except for the Plan of Distribution fee, foreign taxes withheld and brokerage fees) and the Manager has undertaken to waive the compensation provided for in the Management Agreement for services rendered, and the Adviser has undertaken to waive the compensation provided for in its Advisory Agreement, until such time as the Fund has $50 million of net assets or until six months from the date of commencement of operations, whichever occurs first.

   InterCapital has paid the organizational expenses of the Fund
(approximately $180,000) incurred prior to the offering of the Fund's shares. The Fund has agreed to reimburse InterCapital for such expenses. These expenses will be deferred by the Fund and amortized on the straight line method over a period not to exceed five years from the date of commencement of the Fund's operations.

   The Management Agreement was approved by the Trustees on August 22, 1996 and became effective on that date. It was approved by InterCapital as the then sole shareholder on August 23, 1996. The Management Agreement may be terminated at any time, without penalty, on thirty days' notice by the Trustees of the Fund, or by the Manager.

   Under its terms, the Management Agreement will continue in effect until April 30, 1997, and will continue in effect from year to year thereafter, provided continuance of the Agreement is approved at least annually by the vote of the Trustees of the Fund, including the vote of a majority of the Trustees of the Fund who are not parties to the Management or Advisory Agreement or "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "Act")) of any such party (the "Independent Trustees").

THE ADVISER

   TCW Funds Management, Inc. (the "Adviser") is a wholly-owned subsidiary of The TCW Group, Inc. ("TCW"), whose direct and indirect subsidiaries, including Trust Company of the West and TCW Asset Management Company, provide a variety of trust, investment management and investment advisory services. As of August 31, 1996, the Adviser and its affiliates had approximately $53 billion under management or committed to management. Trust Company of the West and its affiliates have managed equity securities portfolios for institutional investors since 1971. The Adviser is headquartered at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017 and is registered as an investment adviser under the Investment Advisers Act of 1940. In addition to the Fund, the Adviser serves as investment adviser to thirteen other TCW/DW Funds: TCW/DW Small Cap Growth Fund, TCW/DW Core Equity Trust, TCW/DW North American Government Income Trust, TCW/DW Latin American Growth Fund, TCW/DW Term Trust 2002, TCW/DW Income and Growth Fund, TCW/DW Term Trust 2003, TCW/DW Balanced Fund, TCW/DW Term Trust 2000, TCW/DW Emerging Markets Opportunities Trust, TCW/DW Total Return Trust, TCW/DW Mid-Cap Equity Trust and TCW/DW Global Telecom Trust. The Adviser also serves as investment adviser to TCW Convertible Securities Fund, Inc., a closed-end investment company listed on the New York Stock Exchange, and to TCW Galileo Funds, Inc., an open-end management investment company, and acts as adviser or sub-adviser to other investment companies.

   Robert A. Day, who is Chairman of the Board of Directors of TCW, may be deemed to be a control person of the Adviser by virtue of the aggregate ownership of Mr. Day and his family of more than 25% of the outstanding voting stock of TCW.

   Pursuant to an investment advisory agreement (the "Advisory Agreement") with the Adviser, the Fund has retained the Adviser to invest the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates such information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective. In addition, the Adviser pays the salaries of all personnel, including officers of the Fund, who are employees of the Adviser.

   As full compensation for the services and facilities furnished to the Fund and expenses of the Fund assumed by the Adviser, the Fund pays the Adviser monthly compensation calculated daily by applying the annual rate of 0.24% to the daily net assets of the Fund determined as of the close of each business day.

   The Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Adviser is not liable to the Fund or any of its investors for any act or omission by the Adviser or for any losses sustained by the Fund or its investors. The Advisory Agreement in no way restricts the Adviser from acting as investment adviser to others.

   The Advisory Agreement was approved by the Trustees on August 22, 1996 and by InterCapital as the then sole shareholder on August 23, 1996. The Advisory Agreement may be terminated at any time, without penalty, on thirty days' notice by the Trustees of the Fund, by the holders of a majority, as defined in the Act, of the outstanding shares of the Fund, or by the Adviser. The Agreement will automatically terminate in the event of its assignment (as defined in the Act).

   Under its terms, the Advisory Agreement will continue in effect until April 30, 1997, and provides that it will continue from year to year thereafter, provided continuance of the Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Act, of the outstanding shares of the Fund, or by the Trustees of the Fund; provided that in either event such continuance is approved annually by the vote of a majority of the Independent Trustees of the Fund, which vote must be cast in person at a meeting called for the purpose of voting on such approval.

   Expenses not expressly assumed by the Manager under the Management Agreement, by the Adviser under the Advisory Agreement or by the Distributor of the Fund's shares, Dean Witter Distributors Inc. ("Distributors" or the "Distributor") (see "The Distributor"), will be paid by the Fund. The expenses borne by the Fund include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1 (see "The Distributor"); charges and expenses of any registrar; custodian, stock transfer and dividend disbursing agent; brokerage commissions and securities transaction costs; taxes; engraving and printing of share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing Prospectuses and Statements of Additional Information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of trustees or members of any advisory board or committee who are not employees of the Manager or Adviser or any corporate affiliate of either; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Manager or the Adviser (not including compensation or expenses of attorneys who are employees of the Manager or the Adviser) and independent accountants; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation.

   Pursuant to the Management and Advisory Agreements, total operating expenses of the Fund are subject to applicable limitations under rules and regulations of states where the Fund is authorized to sell its shares. Therefore, operating expenses are effectively subject to the most restrictive of such limitations as the same may be amended from time to time. Presently, the most restrictive limitation is as follows. If, in any fiscal year, the Fund's total operating expenses, exclusive of taxes, interest, brokerage fees, certain custody fees, distribution fees and extraordinary expenses (to the extent permitted by applicable state securities laws and regulations), exceed 2 1/2% of the first $30,000,000 of average daily net assets, 2% of the next $70,000,000 and 1 1/2% of any excess over $100,000,000, the Manager and the Adviser will reimburse the Fund, on a pro-rata basis, for the amount of such excess. Such amount, if any, will be calculated daily and credited on a monthly basis.

   DWR and TCW have entered into an Agreement for the purpose of creating, managing, administering and distributing a family of investment companies and other managed pooled investment vehicles offered on a retail basis within the United States. The Agreement contemplates that, subject to approval of the board of trustees or directors of a particular investment entity, DWR or its affiliates will provide management and distribution services and TCW or its affiliates will provide investment advisory services for each such investment entity. The Agree-ment sets forth the terms and conditions of the relationship between TCW and its affiliates and DWR and its affiliates and the manner in which the parties will implement the creation and maintenance of the investment entities, including the parties' expectations as to respective allocation of fees to be paid by an investment entity to each party for the services to be provided to it by such party.

   The Fund has acknowledged that each of DWR and TCW owns its own name, initials and logo. The Fund has agreed to change its name at the request of either the Manager or the Adviser, if the Management Agreement between the Manager and the Fund or the Advisory Agreement between the Adviser and the Fund is terminated.

TRUSTEES AND OFFICERS
-----------------------------------------------------------------------------

   The Trustees and Executive Officers of the Fund, their principal business occupations during the last five years and their affiliations, if any, with the Manager or the Adviser, and the affiliated companies of either, and the 14 TCW/DW Funds and with the investment companies of which InterCapital serves as investment manager or investment adviser (the "Dean Witter Funds"), are shown below.


  NAME, AGE, POSITION WITH FUND AND ADDRESS       PRINCIPAL OCCUPATION DURING LAST FIVE YEARS
---------------------------------------------  ------------------------------------------------
John C. Argue (64)                             Of Counsel, Argue Pearson Harbison & Myers (law firm);
Trustee                                        Director, Avery Dennison Corporation (manufacturer
c/o Argue Pearson Harbison & Myers             of self-adhesive products and office supplies) and
801 South Flower Street                        CalMat Company (producer of aggregates, asphalt and
Los Angeles, California                        ready mixed concrete); Chairman, Rose Hills Memorial
                                               Park (cemetery); advisory director, LAACO Ltd. (owner
                                               and operator of private clubs and real estate); director
                                               or trustee of various business and not-for-profit
                                               corporations; Director, Coast Savings Financial Inc.
                                               and Coast Federal Bank (a subsidiary of Coast Savings
                                               Financial Inc.); Director, TCW Galileo Funds, Inc.;
                                               Trustee, University of Southern California,
                                               Occidental College and Pomona College; Trustee of
                                               the TCW/DW Funds.

Richard M. DeMartini* (43)                     President and Chief Operating Officer of Dean Witter
Trustee                                        Capital, a division of DWR; Director of DWR, the Manager,
Two World Trade Center                         InterCapital, Distributors and Dean Witter Trust
New York, New York                             Company ("DWTC"); Executive Vice President of Dean
                                               Witter, Discover & Co. ("DWDC"); Member of the DWDC
                                               Management Committee; Trustee of the TCW/DW Funds;
                                               member (since January, 1993) and Chairman (since
                                               January, 1995) of the Board of Directors of NASDAQ.

Charles A. Fiumefreddo* (63)                   Chairman, Chief Executive Officer and Director of
Chairman of the Board, Chief                   the Manager, InterCapital and Distributors; Executive
Executive Officer and Trustee                  Vice President and Director of DWR; Chairman of the
Two World Trade Center                         Board, Chief Executive Officer and Trustee of the
New York, New York                             TCW/DW Funds; Chairman of the Board, Director or
                                               Trustee, President and Chief Executive Officer of
                                               the Dean Witter Funds; Chairman and Director of DWTC;
                                               Director and/or officer of various DWDC subsidiaries;
                                               formerly Executive Vice President and Director of
                                               DWDC (until February, 1993).

                                6







  NAME, AGE, POSITION WITH FUND AND ADDRESS       PRINCIPAL OCCUPATION DURING LAST FIVE YEARS
---------------------------------------------  ------------------------------------------------
John R. Haire (71)                             Chairman of the Audit Committee and Chairman of the
Trustee                                        Committee of Independent Trustees and Trustee of the
Two World Trade Center                         TCW/DW Funds; Chairman of the Audit Committee and
New York, New York                             Chairman of the Committee of Independent Directors
                                               or Trustees and Director or Trustee of the Dean Witter
                                               Funds; formerly President, Council for Aid to Education
                                               (1978-1989) and Chairman and Chief Executive Officer
                                               of Anchor Corporation, an Investment Adviser
                                               (1964-1978); Director of Washington National
                                               Corporation (insurance).

Dr. Manuel H. Johnson (47)                     Senior Partner, Johnson Smick International, Inc.,
Trustee                                        a consulting firm; Koch Professor of International
c/o Johnson Smick International, Inc.          Economics and Director of the Center for Global Market
1133 Connecticut Avenue, N.W.                  Studies at George Mason University; Co-Chairman and
Washington D.C.                                a founder of the Group of Seven Council (G7C), an
                                               international economic commission; Director of NASDAQ
                                               (since June, 1995); Director of Greenwich Capital
                                               Markets, Inc. (broker-dealer); formerly Vice Chairman
                                               of the Board of Governors of the Federal Reserve System
                                               (1986-1990) and Assistant Secretary of the U.S.
                                               Treasury (1982-1986); Director or Trustee of the Dean
                                               Witter Funds; Trustee of the TCW/DW Funds.

Thomas E. Larkin, Jr.* (57)                    Executive Vice President and Director, The TCW Group,
President and Trustee                          Inc.; President and Director of Trust Company of the
865 South Figueroa Street                      West; Vice Chairman and Director of TCW Asset Management
Los Angeles, California                        Company; Chairman of the Adviser; President and
                                               Director of TCW Galileo Funds, Inc.; Senior Vice
                                               President of TCW Convertible Securities Fund, Inc.;
                                               Member of the Board of Trustees of the University
                                               of Notre Dame; Director of Orthopaedic Hospital of
                                               Los Angeles; President and Trustee of the TCW/DW Funds.

Michael E. Nugent (60)                         General Partner, Triumph Capital, L.P., a private
Trustee                                        investment partnership; formerly Vice President,
c/o Triumph Capital, L.P.                      Bankers Trust Company and BT Capital Corporation
237 Park Avenue                                (1984-1988); Director of various business
New York, New York                             organizations; Director or Trustee of the Dean Witter
                                               Funds; Trustee of the TCW/DW Funds.

John L. Schroeder (66)                         Retired; Director or Trustee of the Dean Witter Funds;
Trustee                                        Trustee of the TCW/DW Funds; Director of Citizens
c/o Gordon Altman Butowsky                     Utilities Company; formerly Executive Vice President
 Weitzen Shalov & Wein                         and Chief Investment Officer of the Home Insurance
Counsel to the Independent Trustees            Company (August, 1991-September, 1995) and Chairman
114 West 47th Street                           and Chief Investment Officer of Axe-Houghton
New York, New York                             Management and the Axe-Houghton Funds (1983-1991).

                                7







  NAME, AGE, POSITION WITH FUND AND ADDRESS       PRINCIPAL OCCUPATION DURING LAST FIVE YEARS
---------------------------------------------  ------------------------------------------------
Marc I. Stern* (52)                            President, The TCW Group, Inc. (since May, 1992);
Trustee                                        President and Director of the Adviser (since May,
865 South Figueroa Street                      1992); Vice Chairman and Director of TCW Asset
Los Angeles, California                        Management Company (since May, 1992); Executive Vice
                                               President and Director of Trust Company of the West;
                                               Chairman and Director of TCW Galileo Funds, Inc.;
                                               Trustee of the TCW/DW Funds; Chairman of TCW Americas
                                               Development, Inc. (since November, 1990); Chairman
                                               of TCW Asia, Limited (since January, 1993); Chairman
                                               of TCW London International, Limited (since March,
                                               1993); formerly President of SunAmerica, Inc.
                                               (financial services company); Director of Qualcomm,
                                               Incorporated (wireless communications); Director or
                                               Trustee of various not-for-profit organizations.

Sheldon Curtis (64)                            Senior Vice President, Secretary and General Counsel
Vice President, Secretary and General Counsel  of the Manager and InterCapital; Senior Vice President
Two World Trade Center                         and Secretary of DWTC; Senior Vice President, Assistant
New York, New York                             Secretary and Assistant General Counsel of
                                               Distributors; Assistant Secretary of DWR and Vice
                                               President, Secretary and General Counsel of the TCW/DW
                                               Funds and of the Dean Witter Funds.

Bonnie N. Baha (36)                            Senior Vice President of the Adviser.
Vice President
865 South Figueroa Street
Los Angeles, California

Philip A. Barach (43)                          Managing Director of the Adviser; Managing Director,
Vice President                                 Mortgage-Backed Securities of Trust Company of the
865 South Figueroa Street                      West and TCW Asset Management Company; Vice President
Los Angeles, California                        of various TCW/DW Funds.

Jeffrey E. Gundlach (36)                       Managing Director of the Adviser; Managing Director,
Vice President                                 Mortgage-Backed Securities of Trust Company of the
865 South Figueroa Street                      West and TCW Asset Management Company; Vice President
Los Angeles, California                        of various TCW/DW Funds.

Frederick H. Horton (37)                       Managing Director of the Adviser, Trust Compay of
Vice President                                 the West and TCW Asset Management Company (since
865 South Figueroa Street                      October, 1993); previously Senior Portfolio Manager
Los Angeles, California                        for Dewey Square Investors (June, 1991-September,
                                               1993) and prior thereto Senior Portfolio Manager of
                                               the Putnam Companies.

Mark D. Senkpiel (44)                          Senior Vice President of the Adviser; formerly
Vice President                                 Investment Director of Allstate Insurance Company
865 South Figueroa Street                      (1985-1996).
Los Angeles, California

                                8







  NAME, AGE, POSITION WITH FUND AND ADDRESS       PRINCIPAL OCCUPATION DURING LAST FIVE YEARS
---------------------------------------------  ------------------------------------------------
Melissa V. Weiler (31)                         Senior Vice President of the Adviser, Trust Company
Vice President                                 of the West and TCW Asset Management Company; Vice
865 South Figueroa Street                      President and Portfolio Manager of Crescent Capital
Los Angeles, California                        Management (an investment adviser) (since February,
                                               1992); previously Senior Investment Analyst at First
                                               Capital Holdings Corporation.

Thomas F. Caloia (50)                          First Vice President and Assistant Treasurer of the
Treasurer                                      Manager and InterCapital and Treasurer of the TCW/DW
Two World Trade Center                         Funds and the Dean Witter Funds.
New York, New York

------------

   * Denotes Trustees who are "interested persons" of the Fund, as defined in the Act.

   In addition, Robert M. Scanlan, President and Chief Operating Officer of the Manager and InterCapital, Executive Vice President of Distributors and DWTC and Director of DWTC, Robert S. Giambrone, Senior Vice President of InterCapital, DWSC, Distributors and DWTC and Director of DWTC and Bonnie N. Baha and Mark Senkpiel, Senior Vice Presidents of the Adviser, and Jeffrey E. Gundlach, Frederick H. Horton and Melissa V. Weiler, Managing Directors of the Adviser, are Vice Presidents of the Fund, and Marilyn K. Cranney and Barry Fink, First Vice Presidents and Assistant General Counsels of the Manager and InterCapital, and Lou Anne D. McInnis and Ruth Rossi, Vice Presidents and Assistant General Counsels of the Manager and InterCapital, and Carsten Otto, a Staff Attorney with InterCapital, are Assistant Secretaries of the Fund.

THE BOARD OF TRUSTEES, THE INDEPENDENT TRUSTEES, AND THE COMMITTEES


   The Board of Trustees currently consists of nine (9) trustees. These same individuals also serve as trustees for all of the TCW/DW Funds. As of the date of this Statement of Additional Information, there are a total of 14 TCW/DW Funds. As of August 31, 1996, the TCW/DW Funds had total net assets of approximately $4.1 billion and approximately a quarter of a million shareholders.


   Five Trustees (56% of the total number) have no affiliation or business connection with TCW Funds Management, Inc. or Dean Witter Services Company Inc. or any of their affiliated persons and do not own any stock or other securities issued by DWDC or TCW, the parent companies of Dean Witter Services Company Inc. and TCW Funds Management, Inc., respectively. These are the "disinterested" or "independent" Trustees. The other four Trustees (the "management Trustees") are affiliated with either Dean Witter Services Company Inc. or TCW. Four of the five independent Trustees are also Independent Trustees of the Dean Witter Funds.

   Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The TCW/DW Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' Boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. Indeed, by serving on the Funds' Boards, certain Trustees who would otherwise be qualified and in demand to serve on bank boards would be prohibited by law from doing so.

   All of the Independent Trustees serve as members of the Audit Committee and the Committee of the Independent Trustees. Three of them also serve as members of the Derivatives Committee. During the calendar year ended December 31, 1995, the three Committees held a combined total of nineteen meetings. The Committees hold some meetings at the offices of the Manager or Adviser and some outside those offices. Management Trustees or officers do not attend these meetings unless they are invited for purposes of furnishing information or making a report.

   The Committee of the Independent Trustees is charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time.

The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the Board of any Fund that has a Rule 12b-1 plan of distribution. Each of the open-end TCW/DW Funds has such a plan.

   The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent accountants; directing investigations into matters within the scope of the independent accountants' duties, including the power to retain outside specialists; reviewing with the independent accountants the audit plan and results of the auditing engagement; approving professional services provided by the independent accountants and other accounting firms prior to the performance of such services; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full Board.

   Finally, the Board of each Fund has formed a Derivatives Committee to establish parameters for and oversee the activities of the Fund with respect to derivative investments, if any, made by the Fund.

DUTIES OF CHAIRMAN OF COMMITTEE OF THE INDEPENDENT TRUSTEES AND AUDIT
COMMITTEE

   On July 1, 1996, Mr. Haire became Chairman of the Committee of the Independent Trustees and the Audit Committee of the TCW/DW Funds. The Chairman of the Committees maintains an office in the Funds' headquarters in New York. He is responsible for keeping abreast of regulatory and industry developments and the Funds' operations and management. He screens and/or prepares written materials and identifies critical issues for the Independent Trustees to consider, develops agendas for Committee meetings, determines the type and amount of information that the Committees will need to form a judgment on various issues, and arranges to have that information furnished to Committee members. He also arranges for the services of independent experts and consults with them in advance of meetings to help refine reports and to focus on critical issues. Members of the Committees believe that the person who serves as Chairman of both Committees and guides their efforts is pivotal to the effective functioning of the Committees.

   The Chairman of the Committees also maintains continuous contact with the Funds' management, with independent counsel to the Independent Trustees and with the Funds' independent auditors. He arranges for a series of special meetings involving the annual review of investment advisory, management and other operating contracts of the Funds and, on behalf of the Committees, conducts negotiations with the Investment Adviser and the Manager and other service providers. In effect, the Chairman of the Committees serves as a combination of chief executive and support staff of the Independent Trustees.

   The Chairman of the Committee of the Independent Trustees and the Audit Committee is not employed by any other organization and devotes his time primarily to the services he performs as Committee Chairman and Independent Trustee of the TCW/DW Funds and as Chairman of the Committee of the Independent Trustees and the Audit Committee and Independent Director or Trustee of the Dean Witter Funds. The current Committee Chairman has had more than 35 years experience as a senior executive in the investment company industry.

ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT TRUSTEES FOR ALL TCW/DW
FUNDS

   The Independent Trustees and the Funds' management believe that having the same Independent Trustees for each of the TCW/DW Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as Independent Trustees of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all Fund Boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of Independent Trustees, and a Chairman of their Committees, of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the TCW/DW Funds.

COMPENSATION OF INDEPENDENT TRUSTEES

   The Fund intends to pay each Independent Trustee an annual fee of $2,225 plus a per meeting fee of $200 for meetings of the Board of Trustees or committees of the Board of Trustees attended by the Trustee (the Fund intends to pay the Chairman of the Audit Committee an annual fee of $750 and the Chairman of the Committee of the Independent Trustees an additional annual fee of $1,200). The Fund will also reimburse such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are or have been employed by the Manager or the Adviser or an affiliated company of either will receive no compensation or expense reimbursement from the Fund. Payments will commence as of the time the Fund begins paying management and advisory fees, which, pursuant to undertakings by the Manager and the Adviser, will be at such time as the Fund has $50 million of net assets or six months from the date of commencement of the Fund's operations, whichever occurs first. The Trustees of the TCW/DW Funds do not have retirement or deferred compensation plans.

   At such time as the Fund has been in operation, and has paid fees to the Independent Trustees, for a full fiscal year, and assuming that during such fiscal year the Fund holds the same number of Board and committee meetings as were held by the other TCW/DW Funds during the calendar year ended December 31, 1995, it is estimated that compensation paid to each Independent Trustee during such fiscal year will be the amount shown in the following table.

                        FUND COMPENSATION (ESTIMATED)

                                 AGGREGATE
                               COMPENSATION
NAME OF INDEPENDENT TRUSTEE    FROM THE FUND
---------------------------  ---------------
John C. Argue ..............      $5,225
John R. Haire ..............       7,175(1)
Dr. Manuel H. Johnson  .....       5,225
Michael E. Nugent ..........       5,225
John L. Schroeder ..........       5,225

------------

   (1) Of Mr. Haire's compensation from the Fund, it is estimated that $1,950 will be paid to him as Chairman of the Committee of the Independent Trustees ($1,200) and as Chairman of the Audit Committee ($750).

   The following table illustrates the compensation paid to the Fund's Independent Trustees for the calendar year ended December 31, 1995 for services to the eleven TCW/DW Funds and, in the case of Messrs. Haire, Johnson, Nugent and Schroeder, the seventy-nine Dean Witter Funds that were in operation at December 31, 1995, and, in the case of Mr. Argue, TCW Galileo Funds, Inc. With respect to Messrs. Haire, Johnson, Nugent and Schroeder, the Dean Witter Funds are included solely because of a limited exchange privilege between various TCW/DW Funds and five Dean Witter Money Market Funds. With respect to Mr. Argue, TCW Galileo Funds, Inc. is included solely because the Fund's Adviser, TCW Funds Management, Inc., also serves as Adviser to that investment company. Mr. Schroeder was elected as a Trustee of each TCW/DW Fund then in existence on April 20, 1995.

                        COMPENSATION FROM FUND GROUPS

                                                                                   FOR SERVICE AS
                                                FOR SERVICE AS                      CHAIRMAN OF      TOTAL COMPENSATION
                              FOR SERVICE AS      DIRECTOR OR                      COMMITTEES OF    PAID FOR SERVICES TO
                               TRUSTEE AND        TRUSTEE AND     FOR SERVICE AS    INDEPENDENT        79 DEAN WITTER
                             COMMITTEE MEMBER  COMMITTEE MEMBER    DIRECTOR OF       DIRECTORS/       FUNDS, 11 TCW/DW
    NAME OF INDEPENDENT        OF 11 TCW/DW    OF 79 DEAN WITTER   TCW GALILEO      TRUSTEES AND       FUNDS AND TCW
TRUSTEE                           FUNDS              FUNDS         FUNDS, INC.    AUDIT COMMITTEES  GALILEO FUNDS, INC.
--------------------------  ----------------  -----------------  --------------  ----------------  --------------------
John C. Argue .............      $68,038              --         $37,500                 --               $105,538
John R. Haire .............       82,038           $ 98,450             --       $217,350(2)               397,838
Dr. Manuel H. Johnson  ....       82,038            136,450             --               --                218,488
Michael E. Nugent .........       75,038            124,200             --               --                199,238
John L. Schroeder .........       46,964            136,450             --               --                183,414

------------

   (2) For the 79 Dean Witter Funds in operation at December 31, 1995. As noted above, on July 1, 1996, Mr. Haire became Chairman of the Committee of the Independent Trustees and the Audit Committee of the TCW/DW Funds in addition to continuing to serve in such capacities for the Dean Witter Funds.

   As of the date of this Statement of Additional Information, 57 of the Dean Witter Funds have adopted a retirement program under which an Independent Trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an Independent Director or Trustee of any Dean Witter Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such Trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service. Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 25.0% of his or her Eligible Compensation plus 0.4166666% of such Eligible Compensation for each full month of service as an Independent Director or Trustee of any Adopting Fund in excess of five years up to a maximum of 50.0% after ten years of service. The foregoing percentages may be changed by the Board.(3) "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are not secured or funded by the Adopting Funds.

   The following table illustrates the retirement benefits accrued to Messrs. Haire, Johnson, Nugent and Schroeder by the 57 Dean Witter Funds as of December 31, 1995, and the estimated retirement benefits for Messrs. Haire, Johnson, Nugent and Schroeder from the 57 Dean Witter Funds as of December 31, 1995.

                RETIREMENT BENEFITS FROM ALL DEAN WITTER FUNDS

                                ESTIMATED
                              CREDITED YEARS     ESTIMATED                            ESTIMATED ANNUAL BENEFITS
                              OF SERVICE AT    PERCENTAGE OF    RETIREMENT BENEFITS        UPON RETIREMENT
                                RETIREMENT       ELIGIBLE       ACCRUED AS EXPENSES       FROM ALL ADOPTING
NAME OF INDEPENDENT TRUSTEE    (MAXIMUM 10)    COMPENSATION    BY ALL ADOPTING FUNDS          FUNDS(4)
---------------------------  --------------  ---------------  ---------------------  -------------------------
John R. Haire .............. 10                    50.0%             $261,763                 $130,404
Dr. Manuel H. Johnson  ..... 10                    50.0                16,748                   51,550
Michael E. Nugent .......... 10                    50.0                30,370                   51,550
John L. Schroeder .......... 8                     41.7                51,812                   42,958

(3) An Eligible Trustee may elect alternate payments of his or her retirement benefits based upon the combined life expectancy of such Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. The amount estimated to be payable under this method, through the remainder of the later of the lives of such Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to either 50% or 100% of the previous periodic amount, an election that, respectively, increases or decreases the previous periodic amount so that the resulting payments will be the actuarial equivalent of the Regular Benefit.

(4) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote (3) above.

   As of the date of this Statement of Additional Information, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1 percent of the Fund's shares of beneficial interest outstanding.

INVESTMENT PRACTICES AND POLICIES
-----------------------------------------------------------------------------

U.S. GOVERNMENT SECURITIES

   As discussed in the Prospectus, the Fund may invest in, among other securities, securities issued by the U.S. Government, its agencies or instrumentalities. Such securities include:

     (1) U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years), all of which are direct obligations of the U.S. Government and, as such, are backed by the "full faith and credit" of the United States.

     (2) Securities issued by agencies and instrumentalities of the U.S. Government which are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing such obligations are the Federal Housing Administration, the Government National Mortgage Association ("GNMA"), the

    Department of Housing and Urban Development, the Export-Import Bank, the Farmers Home Administration, the General Services Administration, the Maritime Administration and the Small Business Administration. The maturities of such obligations range from three months to 30 years.

     (3) Securities issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from an existing line of credit with the U.S. Treasury. Among the agencies and instrumentalities issuing such obligations are the Tennessee Valley Authority, the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") and the U.S. Postal Service. The U.S. Treasury has no legal obligation to provide such line of credit and may choose not to do so.

     (4) Securities issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but which are backed by the credit of the issuing agency or instrumentality. Among the agencies and instrumentalities issuing such obligations are the Federal Farm Credit System and the Federal Home Loan Banks.

   Neither the value nor the yield of the U.S. Government securities which may be invested in by the Fund are guaranteed by the U.S. Government. Such values and yield will fluctuate with changes in prevailing interest rates and other factors. Generally, as prevailing interest rates rise, the value of any U.S. Government securities held by the Fund will fall. Such securities with longer maturities generally tend to produce higher yields and are subject to greater market fluctuation as a result of changes in interest rates than debt securities with shorter maturities. The Fund is not limited as to the maturities of the U.S. Government securities in which it may invest.

MONEY MARKET SECURITIES

   As stated in the Prospectus, the money market instruments which the Fund may purchase include U.S. Government securities, bank obligations, Eurodollar certificates of deposit, obligations of savings institutions, fully insured certificates of deposit and commercial paper. Such securities are limited to:

   U.S. Government Securities. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank), including Treasury bills, notes and bonds;

   Bank Obligations. Obligations (including certificates of deposit, bankers' acceptances, commercial paper (see below) and other debt obligations) of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except as permitted below;

   Eurodollar Certificates of Deposit. Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more (investments in Eurodollar certificates may be affected by changes in currency rates or exchange control regulations, or changes in governmental administration or economic or monetary policy in the United States and abroad);

   Obligations of Savings Institutions. Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more (investments in savings institutions above $100,000 in principal amount are not protected by Federal deposit insurance);

   Fully Insured Certificates of Deposit. Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the Federal Deposit Insurance Corporation), limited to $100,000 principal amount per certificate and to 15% or less of the Fund's total assets in all such obligations and in all illiquid assets, in the aggregate; and

   Commercial Paper. Commercial paper rated within the two highest grades by Standard & Poor's Corporation or the highest grade by Moody's Investors Service, Inc. or, if not rated, issued by a company having an outstanding debt issue rated at least AAA by Standard & Poor's or Aaa by Moody's.

MORTGAGE-BACKED SECURITIES

   Certain of the U.S. Government securities in which the Fund may invest, e.g., certificates issued by GNMA, FNMA and FHLMC, are "mortgage-backed securities," which evidence an interest in a specific pool of mortgages. These certificates are, in most cases, "modified pass-through" instruments, wherein the issuing agency guarantees the timely payment of the principal and interest on mortgages underlying the certificates, whether or not such amounts are collected by the issuer on the underlying mortgages. (A pass-through security is formed when mortgages are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgages is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments net of a service fee).

   The average life of such certificates varies with the maturities of the underlying mortgage instruments, which may be up to thirty years but which may include mortgage instruments with maturities of fifteen years, adjustable rate mortgage instruments, variable rate mortgage instruments, graduated rate mortgage instruments and/or other types of mortgage instruments. The assumed average life of mortgages backing the majority of GNMA and FNMA certificates is twelve years, and of FHLMC certificates is ten years. This average life is likely to be substantially shorter than the original maturity of the mortgage pools underlying the certificates, as a pool's duration may be shortened by unscheduled or early payments of principal on the underlying mortgages. (Such prepayments occur when the holder of an individual mortgage prepays the remaining principal before the mortgage's scheduled maturity date.) In periods of falling interest rates, the rate of prepayment tends to increase thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Prepayment rates vary widely, and therefore it is not possible to accurately predict the average life or realized yield of a particular pool.

   The occurrence of mortgage prepayments is affected by factors including the prevailing level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. Prepayment rates are important because of their effect on the yield and price of the securities. If the Fund has purchased securities backed by pools containing mortgages whose yields exceed the prevailing interest rate, any premium (i.e., a price in excess of principal amount) paid for such securities may be lost. As a result, the net asset value of shares of the Fund and the Fund's ability to achieve its investment objectives may be adversely affected by mortgage prepayments.

   GNMA Certificates. Certificates of the Government National Mortgage Association ("GNMA Certificates") are mortgage-backed securities, which evidence an undivided interest in a pool or pools of mortgages insured by the Federal Housing Administration ("FHA") or the Farmers Home Administration or guaranteed by the Veterans Administration ("VA"). The GNMA Certificates that the Fund will invest in are the "modified pass-through" type in that GNMA guarantees the timely payment of monthly installments of principal and interest due on the mortgage pool whether or not such amounts are collected by the issuer on the underlying mortgages. The National Housing Act provides that the full faith and credit of the United States is pledged to the timely payment of principal and interest by GNMA of the amounts due on the GNMA Certificates. Additionally, GNMA is empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

   The average life of GNMA Certificates varies with the maturities of the underlying mortgage instruments some of which have maturities of 30 years. The average life of the GNMA Certificate is likely to be substantially less than the original maturity of the underlying mortgage pool because of prepayments or refinancing of the mortgages or foreclosure. (Due to the GNMA guarantee, foreclosures impose no risk to principal investments.) Statistics indicate that the average life of the type of mortgages backing the majority of GNMA Certificates is approximately 12 years and for this reason it is standard practice to treat GNMA Certificates as 30-year mortgage-backed securities which prepay fully in the twelfth year.

   Yields on pass-through securities are typically quoted by investment dealers and vendors based on the actual maturities of the underlying instruments and the associate average life assumption. Historically, actual average life has been consistent with the 12-year assumption referred to above. The actual yield of each GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying the Certificates. Such prepayments are passed through to the registered holder of the Certificate along with the regular monthly payments of principal and interest, which has the effect of reducing future payments, and consequently the yield. Reinvestment by the Fund of prepayments may occur at higher or lower interest rates than the original investment.

   FHLMC Certificates. FHLMC is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the "FHLMC Act"). FHLMC was established primarily for the purpose of increasing the availability of mortgage credit for the financing of needed housing. The principal activity of FHLMC currently consists of the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and the resale of the mortgage loans so purchased in the form of mortgage securities, primarily FHLMC Certificates.

   FHLMC guarantees to each registered holder of a FHLMC Certificate the timely payment of interest at the rate provided for by such FHLMC Certificate, whether or not received. FHLMC also guarantees to each registered holder of a FHLMC Certificate ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal. FHLMC may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following (i) foreclosure sale, (ii) payment of a claim by any mortgage insurer or (iii) the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for accelerated payment of principal. The obligations of FHLMC under its guarantee are obligations solely of FHLMC and are not backed by the full faith and credit of the U.S. Government. The FHLMC has the right, however, to borrow from an existing line of credit with the U.S. Treasury in order to meet its obligations.

   FHLMC Certificates represent a pro rata interest in a group of mortgage loans (a "FHLMC Certificate group") purchased by FHLMC. The mortgage loans underlying the FHLMC Certificates will consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one-to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A FHLMC Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another FHLMC Certificate group.

   FNMA Certificates. The Federal National Mortgage Association ("FNMA") is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act. FNMA was originally established in 1938 as a U.S. Government agency to provide supplemental liquidity to the mortgage market and was transformed into a stockholder owned and privately managed corporation by legislation enacted in 1968. FNMA provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby replenishing their funds for additional lending. FNMA acquires funds to purchase home mortgage loans from many capital market investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

   Each FNMA Certificate will entitle the registered holder thereof to receive amounts representing such holder's pro rata interest in scheduled principal payments and interest payments (at such FNMA Certificate's pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), and any principal prepayments on the mortgage loans in the pool represented by such FNMA Certificate and such holder's proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan. The full and timely payment of principal of and interest on each FNMA Certificate will be guaranteed by FNMA, which guarantee is not backed by the full faith and credit of the U.S. Government.

   Each FNMA Certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not issued or guaranteed by any governmental agency) of the following types: (i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans; (iii) fixed rate graduated payment mortgage loans; (iv) variable rate California mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed rate mortgage loans secured by multifamily projects. FNMA Certificates have an assumed average life similar to GNMA Certificates.

FOREIGN SECURITIES

   Foreign investments involve certain risks, including the political or economic instability of the issuer or of the country of issue, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. Such securities may also be subject to greater fluctuations in price than securities of United States corporations or of the United States Government. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There is generally less government regulation of stock exchanges, brokers and listed companies abroad than in the United States, and with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Finally, in the event of a default of any such foreign debt obligations, it may be more difficult for the Fund to obtain or to enforce a judgment against the issuers of such securities.

LENDING OF PORTFOLIO SECURITIES

   Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described below), and are at all times secured by cash or money market instruments, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale and will not lend more than 25% of the value of its total assets. A loan may be terminated by the borrower on one business day's notice, or by the Fund on two business days' notice. If the borrower fails to deliver the loaned securities within two days after receipt of notice, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Adviser to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund. The creditworthiness of firms to which the Fund lends its portfolio securities will be monitored on an ongoing basis by the Adviser pursuant to procedures adopted and reviewed, on an ongoing basis, by the Board of Trustees of the Fund.

   When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in such loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

REPURCHASE AGREEMENTS

   When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security ("collateral") at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be maintained in a segregated account and will be marked to market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although such date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.

   While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Adviser subject to procedures established by the Board of Trustees of the Fund. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral.

However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of its net assets.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS

   The Fund may also enter into reverse repurchase agreements and dollar rolls for purposes of meeting redemptions or as part of its investment strategy. Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and the Fund intends to use the reverse repurchase technique only when it will be to its advantage to do so. The Fund may enter into dollar rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. The Fund will establish a segregated account with its custodian bank in which it will maintain cash, U.S. Government securities or other liquid portfolio securities equal in value to its obligations in respect of reverse repurchase agreements and dollar rolls. Reverse repurchase agreements and dollar rolls are considered borrowings by the Fund and, in accordance with legal requirements, the Fund will maintain an asset coverage (including the proceeds) of at least 300% with respect to all reverse repurchase agreements and dollar rolls. Reverse repurchase agreements and dollar rolls may not exceed 25% of the Fund's total assets.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS

   From time to time, in the ordinary course of business, the Fund may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date. While the Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, the Fund will record the transaction and thereafter reflect the value, each day, of such security purchased or, if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, the value may be more or less than the purchase or sale price. The Fund will also establish a segregated account with the Fund's custodian bank in which it will continuously maintain cash or U.S. Government securities or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis; subject to this requirement, the Fund may purchase securities on such basis without limit. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund's net asset value.


PAYMENT IN KIND BONDS

   The Fund may invest in bonds on which the interest is payable in kind ("PIK Bonds"). PIK Bonds are debt obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. The Fund will accrue income on such investments for tax and accounting purposes, in accordance with applicable law, which income is distributable to shareholders. Because no cash is received at the time such income is accrued, the Fund may be required to liquidate portfolio securities to satisfy their distribution obligations. PIK Bonds acquired at a discount tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities.


WHEN, AS AND IF ISSUED SECURITIES

   The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization, leveraged buyout or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Adviser determines that issuance of the security is probable. At such time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At such time, the Fund will also establish a segregated account with its custodian bank in which it will continuously maintain cash or U.S. Government securities or other liquid portfolio securities equal in value to recognized commitments for such securities. Settlement of the trade will occur within five business days of the occurrence of the subsequent event. Once a segregated account has been established, if the anticipated event does not occur and the securities are not issued the Fund will have lost an investment opportunity. The Fund may purchase securities on such basis without limit. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The Adviser does not believe that the net asset value of the Fund will be adversely affected by its purchase of securities on such basis. The Fund may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of the sale.

COMMON STOCKS

   As stated in the Prospectus, consistent with the Fund's investment objectives, the Fund will invest in common stocks only in certain circumstances. First, the Fund may purchase common stock which is included in a unit with fixed-income securities purchased by the Fund. Second, the Fund may acquire common stock when fixed-income securities owned by the Fund are converted by the issuer into common stock. Third, the Fund may exercise warrants attached to fixed-income securities purchased by the Fund. Finally, the Fund may purchase the common stock of companies involved in takeovers or recapitalizations where the issuer or a controlling stockholder has offered, or pursuant to a "going private" transaction is effecting, a transaction involving the issuance of newly issued fixed-income securities to holders of such common stock. Purchasing the common stock directly in the last circumstance enables the Fund to acquire the fixed-income securities directly from the issuer at face value, thereby eliminating the payment of a third-party dealer mark-up. The maximum percentage of the Fund's total assets which may be invested in common stocks at any one time is 10%.

OPTIONS AND FUTURES TRANSACTIONS

   The Fund may write covered call options against securities held in its portfolio and covered put options on eligible portfolio securities and purchase options of the same series to effect closing transactions, and may hedge against potential changes in the market value of investments (or anticipated investments) by purchasing put and call options on portfolio (or eligible portfolio) securities and engaging in transactions involving futures contracts and options on such contracts.

   Call and put options on U.S. Treasury notes, bonds and bills are listed on Exchanges and are written in over-the-counter transactions ("OTC options"). Listed options are issued or guaranteed by the exchange on which they trade or by a clearing corporation such as the Options Clearing Corporation ("OCC"). Ownership of a listed call option gives the Fund the right to buy from the OCC the underlying security covered by the option at the stated exercise price (the price per unit of the underlying security) by filing an exercise notice prior to the expiration date of the option. The writer (seller) of the option would then have the obligation to sell to the OCC the underlying security at that exercise price prior to the expiration date of the option, regardless of its then current market price. Ownership of a listed put option would give the Fund the right to sell the underlying security to the OCC at the stated exercise price. Upon notice of exercise of the put option, the writer of the put would have the obligation to purchase the underlying security from the OCC at the exercise price.

   Options on Treasury Bonds and Notes. Because trading in options written on Treasury bonds and notes tends to center on the most recently auctioned issues, the exchanges on which such securities trade will not continue indefinitely to introduce options with new expirations to replace expiring options on particular issues. Instead, the expirations introduced at the commencement of options trading on a particular issue will be allowed to run their course, with the possible addition of a limited number of new expirations as the original ones expire. Options trading on each issue of bonds or notes will thus be phased out as new options are listed on more recent issues, and options representing a full range of expirations will not ordinarily be available for every issue on which options are traded.

   Options on Treasury Bills. Because a deliverable Treasury bill changes from week to week, writers of Treasury bill calls cannot provide in advance for their potential exercise settlement obligations by acquiring and holding the underlying security. However, if the Fund holds a long position in Treasury bills with a principal amount of the securities deliverable upon exercise of the option, the position may be hedged from a risk standpoint by the writing of a call option. For so long as the call option is outstanding, the Fund will hold the Treasury bills in a segregated account with its Custodian, so that they will be treated as being covered.

   Options on GNMA Certificates. Currently, options on GNMA Certificates are only traded over-the-counter. Since the remaining principal balance of GNMA Certificates declines each month as a result of mortgage payments, the Fund, as a writer of a GNMA call holding GNMA Certificates as "cover" to satisfy its delivery obligation in the event of exercise, may find that the GNMA Certificates it holds no longer have a sufficient remaining principal balance for this purpose. Should this occur, the Fund will purchase additional GNMA Certificates from the same pool (if obtainable) or replacement GNMA Certificates in the cash market in order to maintain its cover. A GNMA Certificate held by the Fund to cover an option position in any but the nearest expiration month may cease to represent cover for the option in the event of a decline in the GNMA coupon rate at which new pools are originated under the FHA/VA loan ceiling in effect at any given time, as such decline may increase the prepayments made on other mortgage pools. If this should occur, the Fund will no longer be covered, and the Fund will either enter into a closing purchase transaction or replace such Certificate with a Certificate which represents cover. When the Fund closes out its position or replaces such Certificate, it may realize an unanticipated loss and incur transaction costs.

   OTC Options. Exchange-listed options are issued by the OCC which assures that all transactions in such options are properly executed. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer, without the intermediation of a third party such as the OCC. If the transacting dealer fails to make or take delivery of the securities underlying an option it has written, in accordance with the terms of that option, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction. The Fund will engage in OTC option transactions only with member banks of the Federal Reserve System or primary dealers in U.S. Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million.

   Covered Call Writing. The Fund is permitted to write covered call options on portfolio securities and the U.S. dollar, without limit, in order to aid in achieving its investment objective. Generally, a call option is "covered" if the Fund owns, or has the right to acquire, without additional cash consideration (or for additional cash consideration held for the Fund by its Custodian in a segregated account) the underlying security subject to the option except that in the case of call options on U.S. Treasury Bills, the Fund might own U.S. Treasury Bills of a different series from those underlying the call option, but with a principal amount and value corresponding to the exercise price and a maturity date not later than that of the securities deliverable under the call option. A call option is also covered if the Fund holds a call on the same security as the underlying security of the written option, where the exercise price of the call used for coverage is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the mark to market difference is maintained by the Fund in cash, U.S. Government securities or other liquid portfolio securities which the Fund holds in a segregated account maintained with its Custodian.

   The Fund will receive from the purchaser, in return for a call it has written, a "premium"; i.e., the price of the option. Receipt of these premiums may better enable the Fund to achieve a greater total return than would be realized from holding the underlying securities alone. Moreover, the premium received will offset a portion of the potential loss incurred by the Fund if the securities underlying the option are ultimately sold by the Fund at a loss. The premium received will fluctuate with varying economic market conditions. If the market value of the portfolio securities upon which call options have been written increases, the Fund may receive less total return from the portion of its portfolio upon which calls have been written than it would have had such call not been written.

   As regards listed options and certain OTC options, during the option period, the Fund may be required, at any time, to deliver the underlying security against payment of the exercise price on any calls it has written (exercise of certain listed options may be limited to specific expiration dates). This obligation is terminated upon the expiration of the option period or at such earlier time when the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction.

   Closing purchase transactions are ordinarily effected to realize a profit on an outstanding call option to prevent an underlying security from being called, to permit the sale of an underlying security or to enable the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. Also, effecting a closing purchase transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments by the Fund. The Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the amount of the premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part or exceeded by a decline in the market value of the underlying security.

   If a call option expires unexercised, the Fund realizes a gain in the amount of the premium on the option less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security equal to the difference between the purchase price of the underlying security and the proceeds of the sale of the security plus the premium received on the option less the commission paid.

   Options written by the Fund normally have expiration dates of from up to nine months (equity securities) to eighteen months (fixed-income securities) from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written. See "Risks of Options and Futures Transactions," below.

   Covered Put Writing. As a writer of a covered put option, the Fund incurs an obligation to buy the security underlying the option from the purchaser of the put, at the option's exercise price at any time during the option period, at the purchaser's election (certain listed put options written by the Fund will be exercisable by the purchaser only on a specific date). A put is "covered" if, at all times, the Fund maintains, in a segregated account maintained on its behalf at the Fund's Custodian, cash, U.S. Government securities or other liquid portfolio securities in an amount equal to at least the exercise price of the option, at all times, during the option period. Similary, a short put position could be covered by the Fund by its purchase of a put option on the same security as the underlying security of the written option, where the exercise price of the purchased option is equal to or more than the exercise price of the put written or less than the exercise price of the put written if the mark to market difference is maintained by the Fund in cash, U.S. Government securities or other liquid portfolio securities which the Fund holds in a segregated account maintained at its Custodian. In writing puts, the Fund assumes the risk of loss should the market value of the underlying security decline below the exercise price of the option (any loss being decreased by the receipt of the premium on the option written). During the option period, the Fund may be required, at any time, to make payment of the exercise price against delivery of the underlying security. The operation of and limitations on covered put options in other respects are substantially identical to those of call options.

   The Fund will write put options for two purposes: (1) to receive the income derived from the premiums paid by purchasers; and (2) when the Adviser wishes to purchase the security underlying the option at a price lower than its current market price, in which case it will write the covered put at an exercise price reflecting the lower purchase price sought. The potential gain on a covered put option is limited to the premium received on the option (less the commissions paid on the transaction) while the potential loss equals the difference between the exercise price of the option and the current market price of the underlying securities when the put is exercised, offset by the premium received (less the commissions paid on the transaction).

   The Fund may also purchase put options to close out written put positions in a manner similar to call options closing purchase transactions. In addition, the Fund may sell a put option which it has previously purchased prior to the sale of the securities (currency) underlying such option. Such a sale would result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option sold. Any such gain or loss could be offset in whole or in part by a change in the market value of the underlying security (currency). If a put option purchased by the Fund expired without being sold or exercised the premium would be lost.

   Purchasing Call and Put Options. The Fund may purchase listed and OTC call and put options in amounts equalling up to 5% of its total assets. The Fund may purchase call options only in order to close out a covered call position (see "Covered Call Writing" above) to protect against an increase in price of a security it anticipates purchasing. The purchase of a call option to effect a closing transaction on a call written over-the-counter may be a listed or OTC option. In either case, the call purchased is likely to be on the same securities and have the same terms as the written option. If purchased over-the-counter, the option would generally be acquired from the dealer or financial institution which purchased the call written by the Fund.

   The Fund may purchase put options on securities which it holds (or has the right to acquire) in its portfolio only to protect itself against a decline in the value of the security. If the value of the underlying security were to fall below the exercise price of the put purchased in an amount greater than the premium paid for the option, the Fund would incur no additional loss. The Fund may also purchase put options to close out written put positions in a manner similar to call options closing purchase transactions. In addition, the Fund may sell a put option which it has previously purchased prior to the sale of the securities underlying such option. Such a sale would result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold. And such gain or loss could be offset in whole or in part by a change in the market value of the underlying security. If a put option purchased by the Fund expired without being sold or exercised, the premium would be lost.

   Risks of Options Transactions. The successful use of options depends on the ability of the Adviser to forecast correctly interest rates and market movements. If the market value of the portfolio securities upon which call options have been written increases, the Fund may receive a lower total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. The secured put writer also retains the risk of loss should the market value of the underlying security decline below the exercise price of the option less the premium received on the sale of the option. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price.


   Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. If a covered call option writer is unable to effect a closing purchase transaction, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, a covered call option writer may not be able to sell an underlying security at a time when it might otherwise be advantageous to do so. A secured put option writer who is unable to effect a closing purchase transaction would continue to bear the risk of decline in the market price of the underlying security until the option expires or is exercised. In addition, a secured put writer would be unable to utilize the amount held in cash or U.S. government or other liquid securities as security for the put option for other investment purposes until the exercise or expiration of the option.


   The Fund's ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market on Option Exchanges. There is no assurance that such a market will exist, particularly in the case of OTC options. However, the Fund may be able to purchase an offsetting option which does not close out its position as a writer but constitutes an asset of equal value to the obligation under the option written. If the Fund is not able to either enter into a closing purchase transaction or purchase an offsetting position, it will be required to maintain the securities subject to the call, or the collateral underlying the put, even though it might not be advantageous to do so, until a closing transaction can be entered into (or the option is exercised or expires).

   Among the possible reasons for the absence of a liquid secondary market on an Exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an Exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an Exchange; (v) inadequacy of the facilities of an Exchange or the OCC to handle current trading volume; or (vi) a decision by one or more Exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would generally continue to be exercisable in accordance with their terms.

   Exchanges limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on the Fund's ability to effectively hedge its portfolio.

   In the event of the bankruptcy of a broker through which the Fund engages in transactions in options, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Similarly, in the event of the bankruptcy of the writer of an OTC option purchased by the Fund, the Fund could experience a loss of all or part of the value of the option. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the Adviser.

   Each of the Exchanges has established limitations governing the maximum number of call or put options on the same underlying security or futures contract (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different Exchanges or are held or written on one or more accounts or through one or more brokers). An Exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may write.

   While the futures contracts and options transactions to be engaged in by the Fund for the purpose of hedging the Fund's portfolio securities are not speculative in nature, there are risks inherent in the use of such instruments. One such risk which may arise in employing futures contracts to protect against the price volatility of portfolio securities is that the prices of securities and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities. Another such risk is that prices of interest rate futures contracts may not move in tandem with the changes in prevailing interest rates against which the Fund seeks a hedge. A correlation may also be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds. Such distortions are generally minor and would diminish as the contract approached maturity.

   The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

   Futures Contracts. As stated in the Prospectus, the Fund may purchase and sell interest rate and index futures contracts ("futures contracts") that are traded on commodity exchanges on such underlying securities as U.S. Treasury bonds, notes, bills and GNMA Certificates ("interest rate" futures) and such indexes as the Moody's Investment-Grade Corporate Bond Index ("index" futures).

   As a futures contract purchaser, the Fund incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. As a seller of a futures contract, the Fund incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price.

   The Fund will purchase or sell interest rate futures contracts and bond index futures contracts for the purpose of hedging its portfolio (or anticipated portfolio) securities against changes in prevailing interest rates. If the Adviser anticipates that interest rates may rise and, concomitantly, the price of fixed-income securities falls, the Fund may sell an interest rate futures contract or a bond index futures contract. If declining interest rates are anticipated, the Fund may purchase an interest rate futures contract to protect against a potential increase in the price of U.S. Government securities the Fund intends to purchase. Subsequently, appropriate fixed-income securities may be purchased by the Fund in an orderly fashion; as securities are purchased, corresponding futures positions would be terminated by offsetting sales of contracts.

   Although most interest rate futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security and the same delivery date. If the sales price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Fund will be able to enter into a closing transaction.

   Interest Rate Futures Contracts. When the Fund enters into an interest rate futures contract, it is initially required to deposit with the Fund's Custodian, in a segregated account in the name of the broker performing the transaction, an "initial margin" of cash, U.S. Government securities or other liquid portfolio securities equal to approximately 2% of the contract amount. Initial margin requirements are established by the Exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the Exchanges.

   Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the futures contract which will be returned to the Fund upon the proper termination of the futures contract. The margin deposits made are marked to market daily and the Fund may be required to make subsequent deposits of cash or U.S. Government securities called "variation margin", with the Fund's futures contract clearing broker, which are reflective of price fluctuations in the futures contract. Currently, interest rate futures contracts can be purchased on debt securities such as U.S. Treasury Bills and Bonds, U.S. Treasury Notes with Maturities between 6 1/2 and 10 years, GNMA Certificates and Bank Certificates of Deposit.

   Index Futures Contracts. As discussed in the Prospectus, the Fund may invest in index futures contracts. An index futures contract sale creates an obligation by the Fund, as seller, to deliver cash at a specified future time. An index futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of cash at a specified future time. Futures contracts on indexes do not require the physical delivery of securities, but provide for a final cash settlement on the expiration date which reflects accumulated profits and losses credited or debited to each party's account.

   The Fund is required to maintain margin deposits with brokerage firms through which it effects index futures contracts in a manner similar to that described above for interest rate futures contracts. Currently, the initial margin requirements range from 3% to 10% of the contract amount for index futures. In addition, due to current industry practice, daily variations in gains and losses on open contracts are required to be reflected in cash in the form of variation margin payments. The Fund may be required to make additional margin payments during the term of the contract.

   At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a loss or a gain.

   Options on Futures Contracts. The Fund may purchase and write call and put options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

   The Fund will purchase and write options on futures contracts for identical purposes to those set forth above for the purchase of a futures contract (purchase of a call option or sale of a put option) and the sale of a futures contract (purchase of a put option or sale of a call option), or to close out a long or short position in futures contracts. If, for example, the Adviser wished to protect against an increase in interest rates and the resulting negative impact on the value of a portion of its portfolio, it might write a call option on an interest rate futures contract, the underlying security of which correlates with the portion of the portfolio the Adviser seeks to hedge. Any premiums received in the writing of options on futures contracts may, of course, augment the total return of the Fund and thereby provide a further hedge against losses resulting from price declines in portions of the Fund's portfolio.

   The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a futures contract are included in initial margin deposits.

   Limitations on Futures Contracts and Options on Futures. The Fund may not enter into futures contracts or purchase related options thereon if, immediately thereafter, the amount committed to margin plus the amount paid for premiums for unexpired options on futures contracts exceeds 5% of the value of the Fund's total assets, after taking into account unrealized gains and unrealized losses on such contracts it has entered into, provided, however, that in the case of an option that is in-the-money (the exercise price of the call (put) option is less (more) than the market price of the underlying security) at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. However, there is no overall limitation on the percentage of the Fund's assets which may be subject to a hedge position. In addition, in accordance with the regulations of the Commodity Futures Trading Commission ("CFTC") under which the Fund is exempted from registration as a commodity pool operator, the Fund may only enter into futures contracts and options on futures contracts transactions in accordance with the limitation described above. If the CFTC changes its regulations so that the Fund would be permitted more latitude to write options on futures contracts for purposes other than hedging the Fund's investments without CFTC registration, the Fund may engage in such transactions for those purposes. Except as described above, there are no other limitations on the use of futures and options thereon by the Fund.

   Risks of Transactions in Futures Contracts and Related Options. The successful use of futures and related options depends on the ability of the Adviser to accurately predict market, interest rate and currency movements. As stated in the Prospectus the Fund may sell a futures contract to protect against the decline in the value of securities held by the Fund. However, it is possible that the futures market may advance and the value of securities held in the portfolio of the Fund may decline. If this occurred, the Fund would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio will tend to move in the same direction as the futures contracts.

   If the Fund purchases a futures contract to hedge against the increase in value of securities it intends to buy, and the value of such securities decreases, then the Adviser may determine not to invest in the securities as planned and the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of the securities.

   In addition, if the Fund holds a long position in a futures contract or has sold a put option on a futures contract, it will hold cash, U.S. Government securities or other liquid portfolio securities equal to the purchase price of the contract or the exercise price of the put option (less the amount of initial or variation margin on deposit) in a segregated account maintained for the Fund by its Custodian. Alternatively, the Fund could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Fund.

   If the Fund maintains a short position in a futures contract or has sold a call option in a futures contract, it will cover this position by holding, in a segregated account maintained at its Custodian, cash, U.S. Government securities or other liquid portfolio securities equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract or the exercise price of the option. Such a position may also be covered by owning the securities underlying the futures contract (in the case of a stock index futures contract a portfolio of securities substantially replicating the relevant index), or by holding a call option permitting the Fund to purchase the same contract at a price no higher than the price at which the short position was established.

   Exchanges limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on the Fund's ability to effectively hedge its portfolio.

   The extent to which the Fund may enter into transactions involving options and futures contracts may be limited by the Internal Revenue Code's requirements for qualification as a regulated investment company and the Fund's intention to qualify as such. See "Dividends, Distributions and Taxes" in the Prospectus and this Statement of Additional Information.

   While the futures contracts and options transactions to be engaged in by the Fund for the purpose of hedging the Fund's portfolio securities are not speculative in nature, there are risks inherent in the use of such instruments. One such risk which may arise in employing futures conracts to protect against the price volitility of portfolio securities is that the prices of securities and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities. Another such risk is that prices of interest rate futures contracts may not move in tandem with the changes in prevailing interest rates against which the Fund seeks a hedge. A correlation may also be distorted (a) temporarily, by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds; (b) by investors in futures contracts electing to close out their contracts through offsetting transactions rather than meet margin deposit requirements; (c) by investors in futures contracts opting to make or take delivery of underlying securities rather than engage in closing transactions, thereby reducing liquidity of the futures market; and (d) temporarily, by speculators who view the deposit requirements in the futures markets as less onerous than margin requirements in the cash market. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of interest rate trends may still not result in a successful hedging transaction.

   As stated in the Prospectus, there is no assurance that a liquid secondary market will exist for futures contracts and related options in which the Fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. In addition, limitations imposed by an exchange or board of trade on which futures contracts are traded may compel or prevent the Fund from closing out a contract which may result in reduced gain or increased loss to the Fund. The absence of a liquid market in futures contracts might cause the Fund to make or take delivery of the underlying securities at a time when it may be disadvantageous to do so.

   Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Fund notwithstanding that the purchase or sale of a futures contract would not result in a loss, as in the instance where there is no movement in the prices of the futures contract or underlying securities.

   The Adviser has substantial experience in the use of the investment techniques described above under the heading "Options and Futures
Transactions," which techniques require skills different from those needed to select the portfolio securities underlying various options and futures contracts.

   New Instruments. New futures contracts, options and other financial products and various combinations thereof continue to be developed. The Fund may invest in any such futures, options or products as may be developed, to the extent consistent with its investment objective and applicable regulatory requirements.

PORTFOLIO TURNOVER


   It is anticipated that the Fund's portfolio turnover rate generally will not exceed 150%. A 100% turnover rate would occur, for example, if 100% of the securities held in the Fund's portfolio (excluding all securities whose maturities at acquisition were one year or less) were sold and replaced within one year. The Fund will incur expenses commensurate with its portfolio turnover rate, and thus a higher level (over 100%) of portfolio transactions will increase the Fund's overall expenses.


INVESTMENT RESTRICTIONS
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   In addition to the investment restrictions enumerated in the Prospectus, the investment restrictions listed below have been adopted by the Fund as fundamental policies, except as otherwise indicated. Under the Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the Act. Such a majority is defined as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy or (b) more than 50% of the outstanding shares of the Fund.

   The Fund may not:

     1. Purchase or sell real estate or interests therein (including limited partnership interests), although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein.

     2. Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Fund may invest in the securities of companies which operate, invest in, or sponsor such programs.

     3. Borrow money, except that the Fund (i) may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed), and (ii) may engage in reverse repurchase agreements and dollar rolls.

     4. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets. For this purpose, mortgage-backed securities are not deemed to be investment companies.

     5. Pledge its assets or assign or otherwise encumber them except to secure borrowings effected within the limitations set forth in restriction (3). For the purpose of this restriction, collateral arrangements with respect to initial or variation margin for futures are not deemed to be pledges of assets.

     6. Issue senior securities as defined in the Act except insofar as the Fund may be deemed to have issued a senior security by reason of (a) entering into any repurchase agreement; (b) purchasing any securities on a when-issued or delayed delivery basis; (c) purchasing or selling any financial futures contracts; (d) borrowing money in accordance with restrictions described above; or (e) lending portfolio securities.

     7. Make loans of money or securities, except: (a) by the purchase of portfolio securities in which the Fund may invest consistent with its investment objective and policies; (b) by investment in repurchase agreements; or (c) by lending its portfolio securities.

     8. Purchase or sell commodities or commodities contracts except that the Fund may purchase or sell financial or index futures contracts or options thereon.

     9. Make short sales of securities.

     10. Purchase securities on margin, except for such short-term loans as are necessary for the clearance of portfolio securities. The deposit or payment by the Fund of initial or variation margin in connection with futures contracts is not considered the purchase of a security on margin.

     11. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.

     12. Invest for the purpose of exercising control or management of any other issuer.

   In addition, as a nonfundamental policy, the Fund may not (i) invest in securities of any issuer if, to the knowledge of the Fund, any officer or trustee of the Fund or any officer or director of the Adviser or the Manager owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers, trustees and directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuers; and
(ii) invest more than 5% of the value of its total assets in securities of issuers (other than any investment in a Qualifying Portfolio (as defined in the Prospectus), mortgage-backed securities and obligations issued or guaranteed by the United States Government, its agencies or instrumentalities) having a record, together with predecessors, of less than three years of continuous operation.

   If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or amount of total or net assets will not be considered a violation of any of the foregoing restrictions.

PORTFOLIO TRANSACTIONS AND BROKERAGE
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   Subject to the general supervision of the Trustees, the Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. The Fund expects that the primary market for the securities in which it intends to invest will generally be the over-the-counter market. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In addition, securities may be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. Options and futures transactions will usually be effected through a broker and a commission will be charged. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.

   The Adviser currently serves as investment adviser to a number of clients, including other investment companies, and may in the future act as investment adviser to others. It is the practice of the Adviser to cause purchase and sale transactions to be allocated among the Fund and others whose assets it manages in such manner as it deems equitable. In making such allocations among the Fund and other client accounts, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts.

   The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Adviser from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

   In seeking to implement the Fund's policies, the Adviser effects transactions with those brokers and dealers who the Adviser believes provide the most favorable prices and are capable of providing efficient executions. If the

Adviser believes such prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Adviser. Such services may include, but are not limited to, any one or more of the following: reports on industries and companies, economic analyses and review of business conditions, portfolio strategy, analytic computer software, account performance services, computer terminals and various trading and/or quotation equipment. They also include advice from broker-dealers as to the value of securities, availability of securities, availability of buyers, and availability of sellers. In addition, they include recommendations as to purchase and sale of individual securities and timing of such transactions. The Fund will not purchase at a higher price or sell at a lower price in connection with transactions effected with a dealer, acting as principal, who furnishes research services to the Fund than would be the case if no weight were given by the Fund to the dealer's furnishing of such services.

   The information and services received by the Adviser from brokers and dealers may be of benefit to the Adviser in the management of accounts of some of its other clients and may not in all cases benefit the Fund directly. While the receipt of such information and services is useful in varying degrees and would generally reduce the amount of research or services otherwise performed by the Adviser and thereby reduce its expenses, it is of indeterminable value and the advisory fee paid to the Adviser is not reduced by any amount that may be attributable to the value of such services.

   Consistent with the policy described above, brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through DWR. In order for DWR to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by DWR must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow DWR to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Board of Trustees of the Fund, including a majority of the Trustees who are not "interested" persons of the Fund, as defined in the Act, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to DWR are consistent with the foregoing standard.

UNDERWRITING
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   Dean Witter Distributors Inc. (the "Underwriter") has agreed to purchase up to 10,000,000 shares from the Fund, which number may be increased or decreased in accordance with the Underwriting Agreement. The Underwriting Agreement provides that the obligation of the Underwriter is subject to certain conditions precedent (such as the filing of certain forms and documents required by various federal and state agencies and the rendering of certain opinions of counsel) and that the Underwriter will be obligated to purchase the shares on November 26, 1996, or other date as may be agreed upon between the Underwriter and the Fund (the "Closing Date"). Shares will not be issued and dividends will not be declared by the Fund until after the Closing Date.


   The Underwriter will purchase shares from the Fund at $10.00 per share. No underwriting discounts or selling commissions will be deducted from the initial public offering price.

   The Underwriter shall, regardless of its expected underwriting commitment, be entitled and obligated to purchase only the number of shares for which purchase orders have been received by the Underwriter prior to 2:00 p.m., New York time, on the third business day preceding the Closing Date, or such other date as may be agreed to between the parties.

   The minimum number of Fund shares which may be purchased pursuant to this offering is 100 shares. Certificates for shares purchased will not be issued unless requested by the shareholder in writing.


   The Underwriter has agreed to pay certain expenses of the initial offering and the subsequent continuous offering of the Fund's shares. The Fund has agreed to reimburse certain expenses pursuant to a Plan of Distribution pursuant to Rule 12b-1 under the Act (see "The Distributor"). The Fund will bear the cost of initial typesetting, printing and distribution of Prospectuses and Statements of Additional Information and supplements thereto to shareholders. The Fund has agreed to indemnify the Underwriter against certain liabilities, including liabilities under the Securities Act of 1933, as amended.

THE DISTRIBUTOR
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   As discussed in the Prospectus, during the continuous offering, shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"). The Distributor has entered into a selected dealer agreement with DWR, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into selected dealer agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of DWDC. As part of an internal reorganization that took place in January, 1993, the Distributor assumed the investment company share distribution activities previously performed by DWR. The Trustees of the Fund, including a majority of the Independent Trustees, approved, at their meeting held on August 22, 1996, a Distribution Agreement appointing the Distributor as exclusive distributor of the Fund's shares and providing for the Distributor to bear distribution expenses not borne by the Fund. By its terms, the Distribution Agreement has an initial term ending April 30, 1997, and provides that it will remain in effect from year to year thereafter if approved by the Board.

   The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. Such expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to account executives. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal and state securities laws. The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act of 1933, as amended. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.

PLAN OF DISTRIBUTION

   To compensate the Distributor for the services it or any selected dealer provides and for the expenses it bears under the Distribution Agreement, the Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Act (the "Plan") pursuant to which the Fund pays the Distributor compensation accrued daily and payable monthly at the annual rate of 0.75% of the Fund's average daily net assets. The Distributor receives the proceeds of contingent deferred sales charges imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan.

   The Distributor has informed the Fund that a portion of the fees payable by the Fund each year under the Plan of Distribution, equal to 0.20% of the Fund's average daily net assets, is characterized as a "service fee" under the Rules of Fair Practice of the National Association of Securities Dealers (of which the Distributor is a member). Such fee is payments made for personal service and/or the maintenance of shareholder accounts. The remaining portions of the Plan of Distribution fee payments made by the Fund are characterized as "asset-based sales charges" pursuant to the aforementioned Rules of Fair Practice.

   Under the Plan and as required by Rule 12b-1, the Trustees receive and review promptly after the end of each fiscal quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. In the Trustees' quarterly reviews of the Plan, they will consider its continued appropriateness and the level of compensation provided therein. The 12b-1 fee is treated by the Fund as an expense in the year it is accrued.


   The Plan was adopted in order to permit the implementation of the Fund's method of distribution. Under this distribution method shares of the Fund are sold without a sales load being deducted at the time of purchase, so that the full amount of an investor's purchase payment will be invested in shares without any deduction for sales charges. Shares of the Fund may be subject to a contingent deferred sales charge, payable to the Distributor, if redeemed during the six years after their purchase. DWR compensates its account executives by paying them, from its own funds, commissions for the sale of the Fund's shares, currently a gross sales credit of up to 4% of the amount sold and an annual residual commission of up to 0.20 of 1% of the current value of the account. The gross sales credit is a charge which reflects commissions paid by DWR to its account executives and DWR's Fund associated distribution-related expenses, including sales compensation, and overhead and other branch office distribution-related expenses including: (a) the expenses of operating DWR's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies; (b) the costs of client sales seminars; (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares; and (d) other expenses relating to branch promotion of Fund share sales. Payments may also be made with respect to distribution expenses incurred in connection with the distribution of shares, including personal services to shareholders with respect to holdings of such shares, of an investment company whose assets are acquired by the Fund in a tax-free reorganization.


   The distribution fee that the Distributor receives from the Fund under the Plan, in effect, offsets distribution expenses incurred under the Plan on behalf of the Fund and opportunity costs, such as the gross sales credit and an assumed interest charge thereon ("carrying charge"). In the Distributor's reporting of distribution expenses to the Fund, such assumed interest (computed at the "broker's call rate") has been calculated on the gross sales credit as it is reduced by amounts received by the Distributor under the Plan and any contingent deferred sales charges received by the Distributor upon redemption of shares of the Fund. No other interest charge is included as a distribution expense in the Distributor's calculation of distribution costs for this purpose. The broker's call rate is the interest rate charged to securities brokers on loans secured by exchange-listed securities.

   At any given time, the expenses in distributing shares of the Fund may be more or less than the total of (i) the payments made by the Fund pursuant to the Plan and (ii) the proceeds of contingent deferred sales charges paid by investors upon redemption of shares. Because there is no requirement under the Plan that the Distributor be reimbursed for all expenses or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay distribution expenses in excess of payments made under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or contingent deferred sales charges, may or may not be recovered through future distribution fees or contingent deferred sales charges.

   Under the Plan, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.

   The Plan will remain in effect until April 30, 1997, and will continue from year to year thereafter, provided such continuance is approved annually by a vote of the Trustees, including a majority of the Independent 12b-1 Trustees.

   Any amendment to increase materially the maximum amount authorized to be spent under the Plan must be approved by the shareholders of the Fund, and all material amendments to the Plan must be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent 12b-1 Trustees or by a vote of the holders of a majority of the outstanding voting securities of the Fund (as defined in the Act) on not more than 30 days written notice to any other party to the Plan. So long as the Plan is in effect, the selection or nomination of the Independent Trustees is committed to the discretion of the Independent Trustees.

   No interested person of the Fund, nor any Trustee of the Fund who is not an interested person of the Fund, as defined in the Act, has any direct or indirect financial interest in the operation of the Plan except to the extent that DWR, InterCapital, the Distributor or the Manager or certain of their employees, may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.

DETERMINATION OF NET ASSET VALUE

   As stated in the Prospectus, short-term securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees. Other short-term debt securities will be valued on a mark-to-market basis until such time as they reach a remaining maturity of sixty days, whereupon they will be valued at amortized cost using their value on the 61st day unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

   The net asset value per share of the Fund is determined once daily at 4:00 p.m., New York time (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time), on each day that the New York Stock Exchange is open by taking the value of all assets of the Fund, subtracting its liabilities, dividing by the number of shares outstanding and adjusting to the nearest cent. The New York Stock Exchange currently observes the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

SHAREHOLDER SERVICES
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   Upon the purchase of shares of the Fund, a Shareholder Investment Account is opened for the investor on the books of the Fund and maintained by Dean Witter Trust Company (the "Transfer Agent"). This is an open account in which shares owned by the investor are credited by the Transfer Agent in lieu of issuance of a share certificate. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the account at any time. There is no charge to the investor for issuance of a certificate. Whenever a shareholder-instituted transaction takes place in the Shareholder Investment Account, the shareholder will be mailed a confirmation of the transaction from the Fund or from DWR or other selected broker-dealer.

   Automatic Investment of Dividends and Distributions. As stated in the Prospectus, all income dividends and capital gains distributions are automatically paid in full and fractional shares of the Fund, unless the shareholder requests that they be paid in cash. Each purchase of shares of the Fund is made upon the condition that the Transfer Agent is thereby automatically appointed as agent of the investor to receive all dividends and capital gains distributions on shares owned by the investor. Such dividends and distributions will be paid, at the net asset value per share, in shares of the Fund (or in cash if the shareholder so requests) as of the close of business on the record date. At any time an investor may request the Transfer Agent, in writing, to have subsequent dividends and/or capital gains distributions paid to him or her in cash rather than shares. To assure sufficient time to process the change, such request should be received by the Transfer Agent at least five business days prior to the record date of the dividend or distribution. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payments will be made to DWR or the other selected broker-dealer, and which will be forwarded to the shareholder, upon the receipt of proper instructions.

   Targeted Dividends (Service Mark). In states where it is legally permissible, shareholders may also have all income dividends and capital gains distributions automatically invested in shares of a TCW/DW Fund other than TCW/DW Strategic Income Trust. Such investment will be made as described above for automatic investment in shares of the Fund, at the net asset value per share of the selected TCW/DW Fund as of the close of business on the payment date of the dividend or distribution and will begin to earn dividends, if any, in the selected TCW/DW Fund the next business day. To participate in the Targeted Dividends program, shareholders should contact their DWR or other selected broker-dealer account executive or the Transfer Agent. Shareholders of the Fund must be shareholders of the TCW/DW Fund targeted to receive investments from dividends at the time they enter the Targeted Dividends program. Investors should review the prospectus of the targeted TCW/DW Fund before entering the program.

   EasyInvest (Service Mark). Shareholders may subscribe to EasyInvest, an automatic purchase plan which provides for any amount from $100 to $5,000 to be transferred automatically from a checking or savings account, on a semi-monthly, monthly or quarterly basis, to the Transfer Agent for investment in shares of the Fund. Shares purchased through EasyInvest will be added to the shareholder's existing account at the net asset value calculated the same business day the transfer of funds is effected. For further information or to subscribe to EasyInvest, shareholders should contact their DWR or other selected broker-dealer account executive or the Transfer Agent.

   Investment of Dividends or Distributions Received in Cash. As discussed in the Prospectus, any shareholder who receives a cash payment representing a dividend or distribution may invest such dividend or distribution at the net asset value per share, without the imposition of a contingent deferred sales charge upon redemption, by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. If the shareholder returns the proceeds of a dividend or distribution, such funds must be accompanied by a signed statement indicating that the proceeds constitute a dividend or distribution to be invested. Such investment will be made at the net asset value per share next determined after receipt of the check or proceeds by the Transfer Agent.

   Systematic Withdrawal Plan. As discussed in the Prospectus, a systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders who own or purchase shares of the Fund having a minimum value of $10,000 based upon the then current net asset value. The Withdrawal Plan provides for monthly or quarterly (March, June, September and December) checks in any dollar amount, not less than $25, or in any whole percentage of the account balance, on an annualized basis. Any applicable contingent deferred sales charge will be imposed on shares redeemed under the Withdrawal Plan (see "Repurchases and Redemptions--Contingent Deferred Sales Charge" in the Prospectus). Therefore, any shareholder participating in the Withdrawal Plan will have sufficient shares redeemed from his or her account so that the proceeds (net of any applicable contingent deferred sales charge) to the shareholder will be the designated monthly or quarterly amount.

   The Transfer Agent acts as agent for the shareholder in tendering to the Fund for redemption sufficient full and fractional shares to provide the amount of the periodic withdrawal payment designated in the application. The shares will be redeemed at their net asset value determined, at the shareholder's option, on the tenth or twenty-fifth day (or next following business day) of the relevant month or quarter and normally a check for the proceeds will be mailed by the Transfer Agent, or amounts credited to a shareholder's DWR or other selected broker-dealer brokerage account, within five business days after the date of redemption. The Withdrawal Plan may be terminated at any time by the Fund.

   Withdrawal Plan payments should not be considered as dividends, yields or income. If periodic withdrawal plan payments continuously exceed net investment income and net capital gains, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

   Each withdrawal constitutes a redemption of shares and any gain or loss realized must be recognized for federal income tax purposes. Although the shareholder may make additional investments of $2,500 or more under the Withdrawal Plan, withdrawals made concurrently with purchases of additional shares may be inadvisable because of the contingent deferred sales charge applicable to the redemption of shares purchased during the preceding six years (see "Repurchases and Redemptions--Contingent Deferred Sales Charge").

   Any shareholder who wishes to have payments under the Withdrawal Plan made to a third party or sent to an address other than the one listed on the account must send complete written instructions to the Transfer Agent to enroll in the Withdrawal Plan. The shareholder's signature on such instructions must be guaranteed by an eligible guarantor acceptable to the Transfer Agent (shareholders should contact the Transfer Agent for a determination as to whether a particular institution is such an eligible guarantor). A shareholder may, at any time, change the amount and interval of withdrawal payments through his or her DWR or other selected broker-dealer account executive or by written notification to the Transfer Agent. In addition, the party and/or the address to which checks are mailed may be changed by written notification to the Transfer Agent, with signature guarantees required in the manner described above. The shareholder may also terminate the Withdrawal Plan at any time by written notice to the Transfer Agent. In the event of such termination, the account will be continued as a regular shareholder investment account. The shareholder may also redeem all or part of the shares held in the Withdrawal Plan account (see "Repurchases and Redemptions" in the Prospectus) at any time. Shareholders wishing to enroll in the Withdrawal Plan should contact their account executive or the Transfer Agent.

   Direct Investments through Transfer Agent. As discussed in the Prospectus, a shareholder may make additional investments in Fund shares at any time by sending a check in any amount, not less than $100, payable to TCW/DW Strategic Income Trust, directly to the Fund's Transfer Agent. Such amounts will be applied to the purchase of Fund shares at the net asset value per share next computed after receipt of the check or purchase payment by the Transfer Agent. The shares so purchased will be credited to the investor's account.

EXCHANGE PRIVILEGE

   As discussed in the Prospectus, the Fund makes available to its shareholders an Exchange Privilege whereby shareholders of the Fund may exchange their shares for shares of other TCW/DW Funds sold with a contingent deferred sales charge ("CDSC Funds"), for shares of TCW/DW North American Government Income Trust, TCW/DW Income and Growth Fund and TCW/DW Balanced Fund, and for shares of five money market funds for which InterCapital serves as investment manager (the foregoing eight non-CDSC funds are hereinafter collectively referred to as the "Exchange Funds"). Exchanges may be made after the shares of the fund acquired by purchase (not by exchange or dividend reinvestment) have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a capital gain or loss.

   Shareholders utilizing the Fund's Exchange Privilege may subsequently re-exchange such shares back to the Fund. However, no exchange privilege is available between the Fund and any other fund managed by the Manager or InterCapital, except for other TCW/DW Funds and the five money market funds listed in the Prospectus.

   Any new account established through the Exchange Privilege will have the same registration and cash dividend or dividend reinvestment plan as the present account, unless the Transfer Agent receives written notification to the contrary. For telephone exchanges, the exact registration of the existing account and the account number must be provided.

   Any shares held in certificate form cannot be exchanged but must be forwarded to the Transfer Agent and deposited into the shareholder's account before being eligible for exchange. (Certificates mailed in for deposit should not be endorsed.)

   As described below, and in the Prospectus under the captions "Exchange Privilege" and "Contingent Deferred Sales Charge," a contingent deferred sales charge ("CDSC") may be imposed upon a redemption, depending on a number of factors, including the number of years from the time of purchase until the time of redemption or exchange ("holding period"). When shares of the Fund or any other CDSC Fund are exchanged for shares of an Exchange Fund, the exchange is executed at no charge to the shareholder, without the imposition of the CDSC at the time of the exchange. During the period of time the shareholder remains in the Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired), the holding period or "year since purchase payment made" is frozen. When shares are redeemed out of the Exchange Fund, they will be subject to a CDSC which would be based upon the period of time the shareholder held shares in the Fund. However, in the case of shares exchanged into an Exchange Fund, upon a redemption of shares which results in a CDSC being imposed, a credit (not to exceed the amount of the CDSC) will be given in an amount equal to the Exchange Fund 12b-1 distribution fees which are attributable to those shares. Shareholders acquiring shares of an Exchange Fund pursuant to this exchange privilege may exchange those shares back into the Fund from the Exchange Fund, with no charge being imposed on such exchange. The holding period previously frozen when shares were first exchanged for shares of an Exchange Fund resumes on the last day of the month in which shares of a CDSC Fund are reacquired. A CDSC is imposed only upon an ultimate redemption, based upon the time (calculated as described above) the shareholder was invested in a CDSC Fund.

   When shares initially purchased in a CDSC Fund are exchanged for shares of an Exchange Fund, the date of purchase of the shares of the fund exchanged into, for purposes of the CDSC upon redemption, will be the last day of the month in which the shares being exchanged were originally purchased. In allocating the purchase payments between funds for purposes of the CDSC the amount which represents the current net asset value of shares at the time of the exchange which were (i) purchased more than six years prior to the exchange and (ii) originally acquired through reinvestment of dividends or distributions (all such shares called "Free Shares") will be exchanged first. After an exchange, all dividends earned on shares in the Exchange Fund will be considered Free Shares. If the exchanged amount exceeds the value of such Free Shares, an exchange is made, on a block-by-block basis, of non-Free Shares held for the longest period of time. Shares equal to any appreciation in the value of non-Free Shares exchanged will be treated as Free Shares, and the amount of the purchase payments for the non-Free Shares of the fund exchanged into will be equal to the lesser of (a) the purchase payments for, or (b) the current net asset value of, the exchanged non-Free Shares. If an exchange between funds would result in exchange of only part of a particular block of non-Free Shares, then shares equal to any appreciation in the value of the block (up to the amount of the exchange) will be treated as Free Shares and exchanged first, and the purchase payment for that block will be allocated on a pro rata basis between the non-Free Shares of that block to be retained and the non-Free Shares to be exchanged. The prorated amount of such purchase payment attributable to the retained non-Free Shares will remain as the purchase payment for such shares, and the amount of purchase payment for the exchanged non-Free Shares will be equal to the lesser of (a) the prorated amount of the purchase payment for, or (b) the current net asset value of, those exchanged non-Free Shares. Based upon the procedures described in the Prospectus under the caption "Contingent Deferred Sales Charge," any applicable CDSC will be imposed upon the ultimate redemption of shares of any fund, regardless of the number of exchanges since those shares were originally purchased.

   With respect to the redemption or repurchase of shares of the Fund, the application of proceeds to the purchase of new shares in the Fund or any other of the funds and the general administration of the Exchange Privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's selected broker-dealer, if any, in the performance of such functions.

   With respect to exchanges, redemptions or repurchases, the Transfer Agent shall be liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund shall not be liable for any default or negligence of the Transfer Agent, the Distributor or any selected broker-dealer.

   The Distributor and any selected broker-dealer have authorized and appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other fund and the general administration of the Exchange Privilege. No commission or discounts will be paid to the Distributor or any selected broker-dealer for any transactions pursuant to this Exchange Privilege.

   Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. (The minimum initial investment is $5,000 for Dean Witter Liquid Asset Fund Inc., Dean Witter Tax-Free Daily Income Trust, Dean Witter New York Municipal Money Market Trust and Dean Witter California Tax-Free Daily Income Trust, although those funds may, at their discretion, accept initial investments of as low as $1,000. The minimum initial investment for Dean Witter U.S. Government Money Market Trust and for all TCW/DW Funds is $1,000.) Upon exchange into an Exchange Fund, the shares of that fund will be held in a special Exchange Privilege Account separately from accounts of those shareholders who have acquired their shares directly from that fund. As a result, certain services normally available to shareholders of money market funds, including the check writing feature, will not be available for funds held in that account.

   The Fund, each of the other TCW/DW Funds and each of the money market funds may limit the number of times this Exchange Privilege may be exercised by any investor within a specified period of time. Also, the Exchange Privilege may be terminated or revised at any time by the Fund and/or any of the funds for which shares of the Fund have been exchanged, upon such notice as may be required by applicable regulatory agencies (presently sixty days for termination or material revision), provided that six months prior written notice of termination will be given to the shareholders who hold shares of Exchange Funds pursuant to this Exchange Privilege, and provided further that the Exchange Privilege may be terminated or materially revised without notice at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on that Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, (d) during any other period when the Securities and Exchange Commission by order so permits (provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist) or (e) if the Fund would be unable to invest amounts effectively in accordance with its investment objective, policies and restrictions.

   The current prospectus for each fund describes its investment objective(s) and policies, and shareholders should obtain a copy and examine it carefully before investing. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within ninety days after the shares are purchased. The Exchange Privilege is only available in states where an exchange may legally be made.

   For further information regarding the Exchange Privilege, shareholders should contact their DWR or other selected broker-dealer account executive or the Transfer Agent.

REPURCHASES AND REDEMPTIONS
-----------------------------------------------------------------------------

   Redemption. As stated in the Prospectus, shares of the Fund can be redeemed for cash at any time at the net asset value per share next determined; however, such redemption proceeds may be reduced by the amount of any applicable contingent deferred sales charges (see below). If shares are held in a shareholder's account without a share certificate, a written request for redemption to the Fund's Transfer Agent at P.O. Box 983, Jersey City, NJ 07303 is required. If certificates are held by the shareholder, the shares may be redeemed by surrendering the certificates with a written request for redemption. The share certificate, or an accompanying stock power, and the request for redemption, must be signed by the shareholder or shareholders exactly as the shares are registered. Each request for redemption, whether or not accompanied by a share certificate, must be sent to the Fund's Transfer Agent, which will redeem the shares at their net asset value next computed (see "Purchase of Fund Shares") after it receives the request, and certificate, if any, in good order. Any redemption request received after such computation will be redeemed at the next determined net asset value. The term "good order" means that the share certificate, if any, and request for redemption are properly signed, accompanied by any documentation required by the Transfer Agent, and bear signature guarantees when required by the Fund or the Transfer Agent. If redemption is requested by a corporation, partnership, trust or fiduciary, the Transfer Agent may require that written evidence of authority acceptable to the Transfer Agent be submitted before such request is accepted.

   Whether certificates are held by the shareholder or shares are held in a shareholder's account, if the proceeds are to be paid to any person other than the record owner, or if the proceeds are to be paid to a corporation (other than the Distributor or a selected broker-dealer for the account of the shareholder), partnership, trust or fiduciary, or sent to the shareholder at an address other than the registered address, signatures must be guaranteed by an eligible guarantor acceptable to the Transfer Agent (shareholders should contact the Transfer Agent for a determination as to whether a particular institution is such an eligible guarantor). A stock power may be obtained from any dealer or commercial bank. The Fund may change the signature guarantee requirements from time to time upon notice to shareholders, which may be by means of a revised prospectus.

   Contingent Deferred Sales Charge. As stated in the Prospectus, a contingent deferred sales charge ("CDSC") will be imposed on any redemption by an investor if after such redemption the current value of the investor's shares of the Fund is less than the dollar amount of all payments by the shareholder for the purchase of Fund shares during the preceding six years. However, no CDSC will be imposed to the extent that the net asset value of the shares redeemed does not exceed: (a) the current net asset value of shares purchased more than six years prior to the redemption, plus (b) the current net asset value of shares purchased through reinvestment of dividends or distributions of the Fund or another TCW/DW Fund (see "Shareholder Services--Targeted Dividends"), plus (c) increases in the net asset value of the investor's shares above the total amount of payments for the purchase of Fund shares made during the preceding six years. The CDSC will be paid to the Distributor.

   In determining the applicability of a CDSC to each redemption, the amount which represents an increase in the net asset value of the investor's shares above the amount of the total payments for the purchase of shares within the last six years will be redeemed first. In the event the redemption amount exceeds such increase in value, the next portion of the amount redeemed will be the amount which represents the net asset value of the investor's shares purchased more than six years prior to the redemption and/or shares purchased through reinvestment of dividends or distributions. A portion of the amount redeemed which exceeds an amount which represents both such increase in value and the value of shares purchased more than six years prior to the redemption and/or shares purchased through reinvestment of dividends or distributions will be subject to a CDSC.

   The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Fund shares until the time of redemption of such shares. For purposes of determining the number of years from the time of any payment for the purchase of shares, all payments made during a month will be aggregated and deemed to have been made on the last day of the month. The following table sets forth the rates of the CDSC:

                               CONTINGENT DEFERRED
         YEAR SINCE             SALES CHARGE AS A
          PURCHASE            PERCENTAGE OF AMOUNT
        PAYMENT MADE                REDEEMED
--------------------------  -----------------------
First .....................           5.0%
Second ....................           4.0%
Third .....................           3.0%
Fourth ....................           2.0%
Fifth .....................           2.0%
Sixth .....................           1.0%
                                      None
Seventh and thereafter  ...

   In determining the rate of the CDSC, it will be assumed that a redemption is made of shares held by the investor for the longest period of time within the applicable six-year period. This will result in any such CDSC being imposed at the lowest possible rate. Accordingly, shareholders may redeem, without incurring any CDSC, amounts equal to any net increase in the value of their shares above the amount of their purchase payments made within the past six years and amounts equal to the current value of shares purchased more than six years prior to the redemption and shares purchased through reinvestment of dividends or distributions. The CDSC will be imposed, in accordance with the table shown above, on any redemptions within six years of purchase which are in excess of these amounts and which redemptions are not
(a) requested within one year of death or initial determination of disability of a shareholder, or (b) made pursuant to certain taxable distributions from retirement plans or retirement accounts, as described in the Prospectus.

   Payment for Shares Repurchased or Redeemed. As discussed in the Prospectus, payment for shares presented for repurchase or redemption will be made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request in good order. The term good order means that the share certificate, if any, and request for redemption are properly signed, accompanied by any documentation required by the Transfer Agent, and bear signature guarantees when required by the Fund or the Transfer Agent. Such payment may be postponed or the right of redemption suspended at times
(a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on that Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or
(d) during any other period when the Securities and Exchange Commission by order so permits; provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist. If the shares to be redeemed have recently been purchased by check, payment of the redemption proceeds may be delayed for the minimum time needed to verify that the check used for investment has been honored (not more than fifteen days from the time of receipt of the check by the Transfer Agent). Shareholders maintaining margin accounts with DWR or another selected broker-dealer are referred to their account executive regarding restrictions on redemption of shares of the Fund pledged in the margin account.

   Transfers of Shares. In the event a shareholder requests a transfer of any shares to a new registration, such shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to the contingent deferred sales charge or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all of the shares in an account will be made on a pro-rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable contingent deferred sales charge as if they had not been so transferred.

   Reinstatement Privilege. As discussed in the Prospectus, a shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may within thirty days after the date of redemption or repurchase reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Fund at the net asset value next determined after a reinstatement request, together with such proceeds, is received by the Transfer Agent.

   Exercise of the reinstatement privilege will not affect the federal income tax treatment of any gain or loss realized upon the redemption or repurchase, except that if the redemption or repurchase resulted in a loss and reinstatement is made in shares of the Fund, some or all of the loss, depending on the amount reinstated, will not be allowed as a deduction for federal income tax purposes, but will be applied to adjust the cost basis of the shares acquired upon reinstatement.

DIVIDENDS, DISTRIBUTIONS AND TAXES
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   As discussed in the Prospectus, the Fund will determine either to distribute or to retain all or part of any net long-term capital gains in any year for reinvestment. If any such gains are retained, the Fund will pay federal income tax thereon, and shareholders will be required to include such undistributed gains in their taxable income and will be able to claim their share of the tax paid by the Fund as a credit against their individual federal income tax. In addition, shareholders are entitled to increase their tax basis of their investment by their pro rata share of the undistributed gain net of the tax paid by the Fund on such gain.

   Gains or losses on sales of securities by the Fund will be long-term capital gains or losses if the securities have been held by the Fund for more than twelve months. Gains or losses on the sale of securities held for twelve months or less will be short-term gains or losses.

   Any dividend or capital gains distribution received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, capital gains distributions and dividends are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized net long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment to the extent of such reduction below the shareholder's cost, but nonetheless would be fully taxable at either ordinary or capital gain rates. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a dividend or distribution record date.

   Shareholders are urged to consult their attorneys or tax advisers regarding specific questions as to federal, state or local taxes.

PERFORMANCE INFORMATION
-----------------------------------------------------------------------------

   As discussed in the Prospectus, from time to time the Fund may quote its "yield" and/or its "total return" in advertisements and sales literature. Yield is calculated for any 30-day period as follows: the amount of interest and/or dividend income for each security in the Fund's portfolio is determined in accordance with regulatory requirements; the total for the entire portfolio constitutes the Fund's gross income for the period. Expenses accrued during the period are subtracted to arrive at "net investment income". The resulting amount is divided by the product of the maximum offering price per share on the last day of the period multiplied by the average number of Fund shares outstanding during the period that were entitled to dividends. This amount is added to 1 and raised to the sixth power. 1 is then substracted from the result and the difference is multiplied by 2 to arrive at the annualized yield.

   As discussed in the Prospectus, from time to time the Fund may quote its "total return" in advertisements and sales literature. The Fund's "average annual total return" represents an annualization of the Fund's total return over a particular period and is computed by finding the annual percentage rate which will result in the ending redeemable value of a hypothetical $1,000 investment made at the beginning of a one, five or ten year period, or for the period from the date of commencement of the Fund's operations, if shorter than any of the foregoing. For periods of less than one year, the Fund quotes its total return on a non-annualized basis.

   The Fund may compute its aggregate total return for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value by the initial $1,000 investment and subtracting 1 from the result. The ending redeemable value is reduced by any contingent deferred sales charge at the end of the period.

   In addition to the foregoing, the Fund may advertise its total return over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. Such calculations may or may not reflect the deduction of the contingent deferred charge which, if reflected, would reduce the performance quotes. For example, the total return of the Fund may be calculated in the manner described above, but without deduction of any applicable contingent deferred sales charge.

   The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in shares of the Fund by adding 1 to the Fund's aggregate total return to date (expressed as a decimal and without taking into account the effect of any applicable CDSC) and multiplying by $10,000, $50,000 or $100,000, as the case may be.

   The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by independent organizations.

DESCRIPTION OF SHARES
-----------------------------------------------------------------------------


   The shareholders of the Fund are entitled to a full vote for each full share held. The Trustees were elected by InterCapital as the then sole shareholder of the Fund prior to the public offering of the Fund's shares. The Trustees themselves have the power to alter the number and the terms of office of the Trustees, and they may at any time lengthen their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund. Under certain circumstances the Trustees may be removed by action of the Trustees. The shareholders also have the right to remove the Trustees following a meeting called for that purpose, requested in writing by the record holders of not less than ten percent of the Fund's outstanding shares. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.


   The Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional classes of shares within any series (which would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances). However, the Trustees have not authorized any such additional series or classes of shares.

   The Declaration of Trust provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. It also provides that all third persons shall look solely to the Fund's property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liabilities in connection with the affairs of the Fund.

   The Fund is authorized to issue an unlimited number of shares of beneficial interest. The Fund shall be of unlimited duration subject to the provisions of the Declaration of Trust concerning termination by action of the shareholders.

CUSTODIAN AND TRANSFER AGENT
-----------------------------------------------------------------------------

   The Bank of New York, 90 Washington Street, New York, New York 10286 is the Custodian of the Fund's assets. Any of the Fund's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. Such balances may, at times, be substantial.

   Dean Witter Trust Company, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311 is the Transfer Agent of the Fund's shares and Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans described herein. Dean Witter Trust Company is an affiliate of Dean Witter Services Company Inc., the Fund's Manager, and of Dean Witter Distributors Inc., the Fund's Distributor. As Transfer Agent and Dividend Disbursing Agent, Dean Witter Trust Company's responsibilities include maintaining shareholder accounts including providing subaccounting and recordkeeping services for certain retirement accounts; disbursing cash dividends and reinvesting dividends; processing account registration changes; handling purchase and redemption transactions; mailing prospectuses and reports; mailing and tabulating proxies; processing share certificate transactions; and maintaining shareholder records and lists. For these services Dean Witter Trust Company receives a per shareholder account fee.

INDEPENDENT ACCOUNTANTS
-----------------------------------------------------------------------------

   Price Waterhouse LLP serves as the independent accountants of the Fund. The independent accountants are responsible for auditing the annual financial statements of the Fund.

REPORTS TO SHAREHOLDERS
-----------------------------------------------------------------------------

   The Fund will send to shareholders, at least semi-annually, reports showing the Fund's portfolio and other information. An annual report containing financial statements audited by independent accountants will be sent to shareholders each year.


   The Fund's fiscal year ends on August 31. The financial statements of the Fund must be audited at least once a year by independent accountants whose selection is made annually by the Fund's Board of Trustees.


LEGAL COUNSEL
-----------------------------------------------------------------------------

   Sheldon Curtis, Esq., who is an officer and the General Counsel of the Manager, is an officer and the General Counsel of the Fund.

EXPERTS
-----------------------------------------------------------------------------

   The Statement of Assets and Liabilities of the Fund included in this Statement of Additional Information and incorporated by reference in the Prospectus has been so included and incorporated in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

REGISTRATION STATEMENT
-----------------------------------------------------------------------------

   This Statement of Additional Information and the Prospectus do not contain all of the information set forth in the Registration Statement the Fund has filed with the Securities and Exchange Commission. The complete Registration Statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by the rules and regulations of the Commission.

TCW/DW STRATEGIC INCOME TRUST
STATEMENT OF ASSETS AND LIABILITIES AT SEPTEMBER 13, 1996
-----------------------------------------------------------------------------

 ASSETS:
 Cash ................................................................................   $100,000
 Deferred Organizational Expenses (Note 1) ...........................................    180,000
                                                                                       ----------
  Total Assets .......................................................................    280,000
                                                                                       ----------
LIABILITIES:
 Organizational Expenses Payable (Note 1) ............................................    180,000
 Commitments (Note 1 and 2) ..........................................................        -0-
                                                                                       ----------
  Total Liabilities ..................................................................    180,000
                                                                                       ==========
   Net Assets ........................................................................   $100,000
                                                                                       ==========
Net Asset Value Per Share (10,000 shares of beneficial interest outstanding;
 unlimited authorized shares of beneficial interest of $.01 par value)  ..............   $  10.00
                                                                                       ==========

   NOTE 1--TCW/DW Strategic Income Trust (the "Fund") was organized as a Massachusetts business trust on June 27, 1996. To date the Fund has had no transactions other than those relating to organizational matters and the sale of 10,000 shares of beneficial interest for $100,000 to Dean Witter InterCapital Inc. (the "Manager"). The Fund is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, diversified management investment company. Organizational expenses of the Fund incurred prior to the offering of the Fund's shares will be paid by the Manager. It is currently estimated that the Manager will incur and be reimbursed by the Fund for approximately $180,000 in organizational expenses. These expenses will be deferred and amortized by the Fund on the straight-line method over a period not to exceed five years from the date of commencement of the Fund's operations. In the event that at any time during the five year period beginning with the date of the commencement of operations the initial shares acquired by the Manager prior to such date are redeemed by any holder thereof, the redemption proceeds payable in respect of such shares will be reduced by the pro rata share (based on the proportionate share of the initial shares redeemed to the total number of original shares outstanding at the time of redemption) of the then unamortized deferred organizational expenses as of the date of such redemption. In the event that the Fund liquidates before the deferred organizational expenses are fully amortized, the Manager shall bear such unamortized deferred organizational expenses.

   NOTE 2--The Fund has entered into a management agreement with the Manager. Certain officers and/or trustees of the Fund are officers and/or directors of the Manager. The Fund has retained the Manager to manage the Fund's business affairs, supervise the overall day-to-day operations of the Fund (other than rendering investment advice) and provide all administrative services to the Fund. Under the terms of the Management Agreement, the Manager maintains certain of the Fund's books and records and furnishes, at its own expense, such office space, facilities, equipment, supplies, clerical help and bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, statements of additional information, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent accountants and attorneys is, in the opinion of the Manager, necessary or desirable). In addition, the Manager pays the salaries of all personnel, including officers of the Fund, who are employees of the Manager. The Manager also bears the cost of the Fund's telephone service, heat, light, power and other utilities.

   As full compensation for the services and facilities furnished to the Fund and expenses of the Fund assumed by the Manager, the Fund will pay the Manager monthly compensation calculated daily by applying the annual rate of 0.36% to the daily net assets of the Fund determined as of the close of each business day.

   Pursuant to an investment advisory agreement (the "Advisory Agreement") with TCW Funds Management, Inc. (the "Adviser") the Fund has retained the Adviser to invest the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates such information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective. In addition, the Adviser pays the salaries of all personnel, including officers of the Fund, who are employees of the Adviser.

   As full compensation for the services and facilities furnished to the Fund and expenses of the Fund assumed by the Adviser, the Fund pays the Adviser monthly compensation calculated daily by applying the annual rate of 0.24% to the daily net assets of the Fund determined as of the close of each business day.

   Shares of the Fund will be distributed by Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Manager, during the initial and continuous offering of the Fund's shares. The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Act (the "Plan"). The Plan provides that the Distributor will bear the expense of all promotional and distribution related activities on behalf of the Fund, including the payment of commissions for sales of the Fund's shares and incentive compensation to and expenses of Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Manager, account executives and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan to compensate DWR and other selected broker-dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed distribution expenses.

   To compensate the Distributor for the services it or any selected dealer provides and for the expenses it bears under the Plan, the Fund will pay the Distributor compensation accrued daily and payable monthly at the annual rate of 0.75% of the Fund's average daily net assets.

   Dean Witter Trust Company (the "Transfer Agent"), an affiliate of the Manager and the Distributor, is the transfer agent of the Fund's shares, dividend disbursing agent for payment of dividends and distributions on Fund shares and agent for shareholders under various investment plans.

   The Manager has undertaken to assume all Fund expenses (except for the Plan of Distribution fee, foreign taxes withheld and/or brokerage fees) and to waive the compensation provided for in its Management Agreement and the Adviser has undertaken to waive the compensation provided for in its Advisory Agreement, until such time as the Fund had $50 million of net assets or until six months from the date of commencement of the Fund's operations, whichever occurs first.

REPORT OF INDEPENDENT ACCOUNTANTS
-----------------------------------------------------------------------------

To the Shareholder and Trustees of
TCW/DW Strategic Income Fund

   In our opinion, the accompanying statement of assets and liabilities presents fairly, in all material respects, the financial position of TCW/DW Strategic Income Fund (the "Fund") at September 13, 1996, in conformity with generally accepted accounting principles. This financial statement is the responsibility of the Fund's management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this financial statement in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York
September 16, 1996